N-CSR

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07322

The Integrity Funds

(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
(Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant’s telephone number, including area code: 701-852-5292

Date of fiscal year end: December 31st

Date of reporting period: December 31, 2017

Item 1. REPORTS TO STOCKHOLDERS.

THE INTEGRITY FUNDS

Integrity Dividend Harvest Fund

Integrity Energized Dividend Fund

Integrity Growth & Income Fund

Integrity High Income Fund

Williston Basin/Mid-North America Stock Fund

Annual Report

December 31, 2017

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian Wells Fargo Bank, N.A. Trust & Custody Solutions 801 Nicollet Mall, Suite 700 Minneapolis, MN 55479
Independent Registered Public Accounting Firm Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115

*The Funds are distributed through Integrity Funds Distributor, LLC. Member FINRA

INTEGRITY DIVIDEND HARVEST FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Dividend Harvest Fund (the “Dividend Harvest Fund” or “Fund”) for the year ended December 31, 2017. The Fund’s portfolio and related financial statements are presented within for your review.

The S&P 500 Index (“S&P”) returned 6.07% in the first quarter of 2017. Overall, investors were optimistic in the quarter as they continued to digest the new administration’s pro-business rhetoric. The Consumer Confidence Index reached highs not seen since 2000 as consumers expressed much greater optimism regarding the short-term outlook for business, jobs and personal income prospects. As expected, the U.S. Federal Reserve (“Fed”) voted to raise interest rates for the first time in 2017 at its two-day Federal Open Market Committee (“FOMC”) March meeting. At a press conference following the decision, Fed Chairwoman Janet Yellen said, “Our decision to make another gradual reduction in the amount of policy accommodation reflects the economy’s continued progress toward the employment and price-stability objectives assigned to us by law.” Information technology was the best performing sector over the first quarter as computer hardware and semiconductor companies provided optimistic guidance. Energy was the worst performing sector. Energy equities fell along with oil prices as U.S. oil inventory numbers came in higher than expected.

The second quarter saw the S&P return 3.09%. Investors remained bullish in the quarter as they continued to see strength in the economy. The U.S. economy added an average of 194,000 jobs per month in the second quarter, compared to 166,000 per month in the first quarter and an average of 187,000 per month in 2016. Unemployment remained low while wage growth stayed positive yet modest. Earnings season wrapped up with S&P earnings per share growing 13.9% year-over-year on revenue growth of 7.7%. As expected, the FOMC voted to raise interest rates for the second time in 2017 at its June meeting. Healthcare was the best performing sector over the second quarter as it appeared less likely that Congress would be able to repeal any material aspects of the Affordable Care Act within a short time frame. Telecommunications was the worst performing sector amid fears of increased competition in the space from smaller players, particularly for mobile data plans.

The market was strong in the third quarter with the S&P returning 4.48%. July and August saw a majority of S&P companies report earnings. It was the second quarter in a row to show double-digit earnings growth. The S&P grew earnings approximately 10.1% on revenue growth of 5.1%, year-over-year. The U.S. Bureau of Labor Statistics reported that the unemployment rate dropped to 4.2% in September, its lowest rate since 2001. As expected, the FOMC voted to maintain the target range for the federal funds rate at its September meeting. The Fed continued to see strength in the labor market and increasing economic activity. Information technology was the best performing sector over the quarter as the sector reported a high level of earnings growth year-over-year. Consumer staples was the only sector with a negative return for the quarter as investors appeared to shun the space in favor of sectors with more growth such as information technology and energy.

The fourth quarter finished 2017 with the year’s strongest S&P return of 6.64%. The market was driven by a continuation of positive economic data. The companies comprising the S&P reported earnings that grew approximately 8.5% on revenue growth of 5.5%, year-over-year. Nearly 73% of these companies beat analyst expectations. The U.S. Bureau of Labor Statistics reported that the unemployment rate dropped to 4.1% in October, its lowest rate since 2000, and remained there throughout the quarter. As expected, the FOMC voted to increase the target range for the federal funds rate by 0.25% at its December meeting. The Fed noted strength in economic activity and maintained expectations for a median federal funds rate of 2.1% in 2018 and 2.7% in 2019. Consumer discretionary was the best performing sector over the quarter with discretionary giants like Amazon, Disney, McDonald’s and Home Depot all outperforming. While all sectors had a positive return for the quarter, utilities trailed, likely due to expectations of increasing interest rates.

The information technology sector performed best over the year with a return of 38.76% as earnings growth in the sector continued to surprise to the upside. The materials, consumer discretionary, financials, healthcare, and industrials sectors also had strong years with returns of more than 20%. Telecommunications and energy were the only sectors with a negative year, returning -1.20% and -0.94%, respectively. The large cap telecommunication companies were under pressure throughout the year from data plan competition. Energy equities lagged in performance even as oil rebounded in the second half, ending the year above $65.

The Fund’s total returns for Class A, C, and I shares were 11.10%*, 10.26%*, and 11.37%*, respectively, for the year ended December 31, 2017 while the S&P gained 21.83% and the Morningstar Large-Cap Value Category average was up 15.91%. In relation to the S&P, underperformance was primarily driven by sector allocation in accordance with the Fund strategy. Detracting from relative performance was an underweight allocation in information technology, selection in financials, selection in information technology, and an overweight allocation in energy. Contributing positively was selection in energy, industrials, and telecommunications.

The Fund seeks to maximize total return by emphasizing high current income with long term appreciation as a secondary objective, consistent with preservation of capital. The Portfolio Management Team (“Team”) considers dividend yield, dividend growth rate, earnings growth, price-to-earnings multiples, and balance sheet strength. The Team emphasizes dividend yield in selecting stocks for the Fund because the Team believes that, over time, dividend income can contribute significantly to total return and is a more consistent source of investment return than appreciation.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.49%, 2.24%, and 1.24% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2018 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 30, 2018 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY DIVIDEND HARVEST FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended December 31, 2017

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	11.10%	10.76%	13.40%	N/A	12.30%
Class A With sales charge (5.00%)	5.57%	8.87%	12.24%	N/A	11.28%
Class C Without CDSC	10.26%	N/A	N/A	N/A	12.40%
Class C With CDSC (1.00%)	9.26%	N/A	N/A	N/A	12.40%
Class I Without sales charge	11.37%	N/A	N/A	N/A	11.46%
* May 1, 2012 for Class A; August 3, 2015 for Class C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.49%, 2.24%, and 1.24% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2018 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 30, 2018 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

INTEGRITY ENERGIZED DIVIDEND FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Energized Dividend Fund (the “Energized Dividend Fund” or “Fund”) for the year ended December 31, 2017. The Fund’s portfolio and related financial statements are presented within for your review.

The S&P 500 Index (“S&P”) returned 6.07% in the first quarter of 2017. Overall, investors were optimistic in the quarter as they continued to digest the new administration’s pro-business rhetoric. The Consumer Confidence Index reached highs not seen since 2000 as consumers expressed much greater optimism regarding the short-term outlook for business, jobs and personal income prospects. As expected, the U.S. Federal Reserve (“Fed”) voted to raise interest rates for the first time in 2017 at its two-day Federal Open Market Committee (“FOMC”) March meeting. At a press conference following the decision, Fed Chairwoman Janet Yellen said, “Our decision to make another gradual reduction in the amount of policy accommodation reflects the economy’s continued progress toward the employment and price-stability objectives assigned to us by law.” Information technology was the best performing sector over the first quarter as computer hardware and semiconductor companies provided optimistic guidance. Energy was the worst performing sector. Energy equities fell along with oil prices as U.S. oil inventory numbers came in higher than expected.

The second quarter saw the S&P return 3.09%. Investors remained bullish in the quarter as they continued to see strength in the economy. The U.S. economy added an average of 194,000 jobs per month in the second quarter, compared to 166,000 per month in the first quarter and an average of 187,000 per month in 2016. Unemployment remained low while wage growth stayed positive yet modest. Earnings season wrapped up with S&P earnings per share growing 13.9% year-over-year on revenue growth of 7.7%. As expected, the FOMC voted to raise interest rates for the second time in 2017 at its June meeting. Healthcare was the best performing sector over the second quarter as it appeared less likely that Congress would be able to repeal any material aspects of the Affordable Care Act within a short time frame. Telecommunications was the worst performing sector amid fears of increased competition in the space from smaller players, particularly for mobile data plans.

The market was strong in the third quarter with the S&P returning 4.48%. July and August saw a majority of S&P companies report earnings. It was the second quarter in a row to show double-digit earnings growth. The S&P grew earnings approximately 10.1% on revenue growth of 5.1%, year-over-year. The U.S. Bureau of Labor Statistics reported that the unemployment rate dropped to 4.2% in September, its lowest rate since 2001. As expected, the FOMC voted to maintain the target range for the federal funds rate at its September meeting. The Fed continued to see strength in the labor market and increasing economic activity. Information technology was the best performing sector over the quarter as the sector reported a high level of earnings growth year-over-year. Consumer staples was the only sector with a negative return for the quarter as investors appeared to shun the space in favor of sectors with more growth such as information technology and energy.

The fourth quarter finished 2017 with the year’s strongest S&P return of 6.64%. The market was driven by a continuation of positive economic data. The companies comprising the S&P reported earnings that grew approximately 8.5% on revenue growth of 5.5%, year-over-year. Nearly 73% of these companies beat analyst expectations. The U.S. Bureau of Labor Statistics reported that the unemployment rate dropped to 4.1% in October, its lowest rate since 2000, and remained there throughout the quarter. As expected, the FOMC voted to increase the target range for the federal funds rate by 0.25% at its December meeting. The Fed noted strength in economic activity and maintained expectations for a median federal funds rate of 2.1% in 2018 and 2.7% in 2019. Consumer discretionary was the best performing sector over the quarter with discretionary giants like Amazon, Disney, McDonald’s and Home Depot all outperforming. While all sectors had a positive return for the quarter, utilities trailed, likely due to expectations of increasing interest rates.

After a year of strong gains, the energy sector faced multiple headwinds during the 1Q2017. While global OECD inventories continued to fall, U.S. crude inventories remained stubbornly high. In addition, the rising U.S. rig count continued to concern investors as rising domestic production would further pressure crude oil prices. While most concerns surrounded the pace of U.S. production growth and OPEC’s production levels, there was clear evidence that global inventories began to fall. OPEC reduced their production quota to normalize global inventory levels, and while the strategy appeared to be working, it became apparent they would have to extend their production cut to reach their goal of normalized inventory levels.

The second quarter brought a continuation of an unpleasant period for oil prices. Sentiment within the energy sector turned further negative as crude prices and energy equities plummeted. We believe the drop in crude was driven by a technical breakdown with headlines adding fuel to the fire. Over the second quarter, there seemed to be a disconnect between market fundamentals and investor sentiment. From March through the end of the second quarter, U.S. crude inventories declined by 280,000 barrels per day, compared to a build of 150,000 barrels per day over the same period on a ten-year average. This counter seasonal draw implied a tightening oil market and demonstrated the positive effects of OPEC’s production cut. Investors, however, continued to speculate on rising U.S. production, OPEC production compliance, and the possibility of weakening global demand. An additional headwind for the energy sector over the second quarter was increased production from Libya and Nigeria (both countries are exempt from OPEC’s production cut). The two tumultuous countries produced 2.6 million barrels per day in June, over 400,000 barrels per day more than in the first quarter. This came as a surprise to many analysts and has offset some of OPEC’s production cut. While this has been a major headwind for crude prices, production from these two countries has been far from stable and highly susceptible to supply disruptions.

During the third quarter, macro fundamentals provided much needed support for crude oil. Strong global demand, a flat U.S. rig count, and slowing U.S. oil production growth all provided tailwinds for the commodity. For the third quarter, WTI crude oil traded up over 10%, breaking out of bear market territory by setting higher highs and higher lows. We believe a continuation of OPEC compliance, strong global demand, and slowing domestic activity will be supportive for crude. Additionally, increased turmoil in the Middle East could disrupt production and provide additional support for higher crude prices. Energy equities continued to lag crude oil over the third quarter which added to the disconnect between market fundamentals and investor sentiment towards energy equities. We believe the 3Q2017 recovery in crude oil and energy equities marks the beginning of a recovery for the beaten down sector. Improved fundamentals and efficiencies should provide shale focused energy companies with a sustained tailwind that should deliver solid returns over the coming years.

Over the fourth quarter, oil prices rallied on improved macro fundamentals. Global oil demand remained robust, OPEC’s production complied with the cartels stated production cap, and global inventories fell. While crude prices rallied by more than fifteen percent, the S&P 1500 Energy Composite gained only six percent. We expect energy equities will begin to close this performance gap in 2018 if crude prices stabilize. Additionally, we believe positive analyst revisions for energy equities will provide upside for the sector.

The Fund’s total returns for Class A, C, and I shares were 17.47%*, 16.64%*, and 17.74%*, respectively, for the year ended December 31, 2017 compared to returns of -4.84%, -2.05%, and 21.13% for the Morningstar Equity Energy Category, the S&P Composite 1500 Energy Index, and the S&P Composite 1500 Index, respectively. The energy sector lagged the broader market as the price of oil fell in the first half of the year before rebounding to multi-year highs by year-end. Energy equities did not move up as fast as the commodity in the second half. Key contributions to the Fund’s relative outperformance over the Morningstar category included stock selection within integrateds, refiners, and midstream, and an overweight allocation in refiners. Detracting from relative performance was an underweight allocation in diversified industrials and an overweight allocation in midstream.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 4.49%, 5.17%, and 3.72% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.35%, 1.10%, and 0.10% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2018 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.05%, 1.80%, and 0.80% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 30, 2018 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY ENERGIZED DIVIDEND FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended December 31, 2017

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	17.47%	N/A	N/A	N/A	22.95%
Class A With sales charge (5.00%)	11.58%	N/A	N/A	N/A	19.18%
Class C Without CDSC	16.64%	N/A	N/A	N/A	22.02%
Class C With CDSC (1.00%)	15.64%	N/A	N/A	N/A	22.02%
Class I Without sales charge	17.74%	N/A	N/A	N/A	27.56%
* May 2, 2016 for Class A and C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 4.49%, 5.17%, and 3.72% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.35%, 1.10%, and 0.10% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2018 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.05%, 1.80%, and 0.80% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 30, 2018 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

INTEGRITY GROWTH & INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Growth & Income Fund (the “Growth & Income Fund” or “Fund”) for the year ended December 31, 2017. The Fund’s portfolio and related financial statements are presented within for your review.

The S&P 500 Index (“S&P”) returned 6.07% in the first quarter of 2017. Overall, investors were optimistic in the quarter as they continued to digest the new administration’s pro-business rhetoric. The Consumer Confidence Index reached highs not seen since 2000 as consumers expressed much greater optimism regarding the short-term outlook for business, jobs and personal income prospects. As expected, the U.S. Federal Reserve (“Fed”) voted to raise interest rates for the first time in 2017 at its two-day Federal Open Market Committee (“FOMC”) March meeting. At a press conference following the decision, Fed Chairwoman Janet Yellen said, “Our decision to make another gradual reduction in the amount of policy accommodation reflects the economy’s continued progress toward the employment and price-stability objectives assigned to us by law.” Information technology was the best performing sector over the first quarter as computer hardware and semiconductor companies provided optimistic guidance. Energy was the worst performing sector. Energy equities fell along with oil prices as U.S. oil inventory numbers came in higher than expected.

The second quarter saw the S&P return 3.09%. Investors remained bullish in the quarter as they continued to see strength in the economy. The U.S. economy added an average of 194,000 jobs per month in the second quarter, compared to 166,000 per month in the first quarter and an average of 187,000 per month in 2016. Unemployment remained low while wage growth stayed positive yet modest. Earnings season wrapped up with S&P earnings per share growing 13.9% year-over-year on revenue growth of 7.7%. As expected, the FOMC voted to raise interest rates for the second time in 2017 at its June meeting. Healthcare was the best performing sector over the second quarter as it appeared less likely that Congress would be able to repeal any material aspects of the Affordable Care Act within a short time frame. Telecommunications was the worst performing sector amid fears of increased competition in the space from smaller players, particularly for mobile data plans.

The market was strong in the third quarter with the S&P returning 4.48%. July and August saw a majority of S&P companies report earnings. It was the second quarter in a row to show double-digit earnings growth. The S&P grew earnings approximately 10.1% on revenue growth of 5.1%, year-over-year. The U.S. Bureau of Labor Statistics reported that the unemployment rate dropped to 4.2% in September, its lowest rate since 2001. As expected, the FOMC voted to maintain the target range for the federal funds rate at its September meeting. The Fed continued to see strength in the labor market and increasing economic activity. Information technology was the best performing sector over the quarter as the sector reported a high level of earnings growth year-over-year. Consumer staples was the only sector with a negative return for the quarter as investors appeared to shun the space in favor of sectors with more growth such as information technology and energy.

The fourth quarter finished 2017 with the year’s strongest S&P return of 6.64%. The market was driven by a continuation of positive economic data. The companies comprising the S&P reported earnings that grew approximately 8.5% on revenue growth of 5.5%, year-over-year. Nearly 73% of these companies beat analyst expectations. The U.S. Bureau of Labor Statistics reported that the unemployment rate dropped to 4.1% in October, its lowest rate since 2000, and remained there throughout the quarter. As expected, the FOMC voted to increase the target range for the federal funds rate by 0.25% at its December meeting. The Fed noted strength in economic activity and maintained expectations for a median federal funds rate of 2.1% in 2018 and 2.7% in 2019. Consumer discretionary was the best performing sector over the quarter with discretionary giants like Amazon, Disney, McDonald’s and Home Depot all outperforming. While all sectors had a positive return for the quarter, utilities trailed, likely due to expectations of increasing interest rates.

The information technology sector performed best over the year with a return of 38.76% as earnings growth in the sector continued to surprise to the upside. The materials, consumer discretionary, financials, healthcare, and industrials sectors also had strong years with returns of more than 20%. Telecommunications and energy were the only sectors with a negative year, returning -1.20% and -0.94%, respectively. The large cap telecommunication companies were under pressure throughout the year from data plan competition. Energy equities lagged in performance even as oil rebounded in the second half, ending the year above $65.

The Fund’s total returns for Class A, C, and I shares were 18.68%*, 17.79%*, and 18.96%*, respectively, for the year ended December 31, 2017 while the S&P gained 21.83% and the Morningstar Large-Cap Blend Category average returned 20.44%. In relation to the S&P, underperformance was driven by a mix of sector allocation and stock selection. Detracting from relative performance was selection in information technology, selection in consumer staples, and an underweight allocation in information technology. Contributing positively was selection in industrials, financials, and utilities.

The Fund is managed using a blended growth and income investment strategy. We seek to invest primarily in domestic common stocks, balancing investments between growth & dividend paying stocks, depending on where we see the best value. We also try to emphasize companies we believe offer attractive investment opportunities and operate their business with consideration of environmental, social, and governance (“ESG”) factors.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.95%, 2.70%, and 1.69% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.25%, 2.00%, and 1.00% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2018 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.25%, 2.00%, and 1.00% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 30, 2018 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY GROWTH & INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended December 31, 2017

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	18.68%	8.46%	11.56%	6.88%	8.69%
Class A With sales charge (5.00%)	12.74%	6.62%	10.42%	6.33%	8.45%
Class C Without CDSC	17.79%	N/A	N/A	N/A	7.60%
Class C With CDSC (1.00%)	16.79%	N/A	N/A	N/A	7.60%
Class I Without sales charge	18.96%	N/A	N/A	N/A	15.49%
* January 3, 1995 for Class A; August 3, 2015 for Class C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.95%, 2.70%, and 1.69% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.25%, 2.00%, and 1.00% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2018 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.25%, 2.00%, and 1.00% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 30, 2018 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

INTEGRITY HIGH INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity High Income Fund (the “High Income Fund” or “Fund”) for the year ended December 31, 2017. The Fund’s portfolio and related financial statements are presented within for your review.

Market Environment

The high yield market total return for 2017 was 7.48% (as measured by the BofA Merrill Lynch US High Yield Master II Constrained Index). Despite seemingly constant geopolitical concerns, commodity price fluctuations, post-election uncertainty in the U.S., and central bank policy changes globally, improving fundamentals more often than not won out in the end, as each quarter of the year generated positive total returns. Synchronized, global economic growth improved throughout the year, and in the U.S. in particular, a higher level of optimism, less regulation and fewer global headwinds help drive above-trend growth. Fundamentals continued to strengthen throughout the year, culminating with the passage of a pro-growth tax reform bill.

Relative to the five-year Treasury, high yield generated over 675 basis points (bps) of excess return and outperformed emerging markets bonds (EMCB), 6.87%; high-grade credit (C0A0), 6.48%; U.S. Aggregate (D0A0), 3.63%; and the aforementioned five-year Treasuries (GA05), 0.72%. High-yield spreads decreased to 373 bps, 66 bps tighter for the 12-month period. For the same period, yields dropped from 6.17% at December 31, 2016, to 5.84% at December 31, 2017.

Lower quality led the way on the year, with CCCs returning 9.26%; Bs, 6.86%; and BBs, 7.25%. All sectors posted positive returns in 2017 with transportation (2.75%), utilities (11.60%) and banking (10.84%) leading as the best-performing sectors and retail (1.48%), consumer goods (4.60%) and media (5.20%) trailing as the worst-performing sectors.

High-yield bond new issuance totaled $328.1 billion for 2017, up 15% from last year. Refinancing purposes were the still-dominant use of proceeds, accounting for 63% of the activity this year. U.S. high-yield mutual funds reported $20.3 billion in outflows this year versus $9.6 billion of inflows in 2016.

The trailing 12-month default rate declined in 2017. On a par-weighted basis, as of December 31, the trailing 12-month default rate was 1.27%, down 230 bps from 3.57% at the beginning of the year.

Portfolio Performance and Positioning

For the year, the Integrity High Income Fund returned 6.78%*, 5.98%*, and 7.19%* for Class A, Class C and Class I Shares, respectively, compared to its benchmark, the Barclays Capital U.S. Corporate High Yield Index, which returned 7.50%, and the Morningstar High Yield category annual return of 6.47%. The Fund underperformed its benchmark due to security selection within the wirelines, retailers and consumer product sectors. Specifically, relative weightings in Windstream Holdings, Argos Holdings, Remington Outdoor Company, DISH Network Corporation and T.I.M. SpA hindered results this year. Alternatively, contributions from security selection in the gaming, other-REITs (real estate investment trusts) and pharmaceutical sectors enhanced annual performance. The largest contributors came from relative weightings in Caesars Entertainment Corporation, VICI Properties, Valeant Pharmaceuticals, Intelsat and Kestrel Acquisition Corporation.

Compared to the benchmark at year-end, the Fund was overweight in cable satellite, technology and other-REITs due to our view of the relative value opportunities within those sectors. The Fund remains underweight in metals and mining, home construction and oil field services because we have not found these sectors attractive due to challenging fundamental outlooks or rich valuations. Relative to the benchmark at year-end, the Fund’s yield, spread and duration were all lower than those of the benchmark.

Market Outlook

Synchronized global growth remains supportive of fundamentals. Corporate balance sheets remain sound as improved cash flow and modest spending plans keep leverage stable. We expect a continuation of improved earnings growth and solid cash flow. We believe broader-market high-yield spreads are fair to slightly attractive relative to current and expected defaults, which are expected to remain between 1-2% in the near term. We anticipate episodes of volatility to persist as central bank policies develop and policy direction further evolves. We also expect increased merger-and-acquisition activity, which should be a net positive for high yield issuers. The range-bound rate environment has been supportive of fixed income assets, including high yield. Technicals have been mixed due to retail outflows, foreign demand and low net issuance. While gross issuance volume has been high, given that greater than 63% of all new issues this year have been refinancings, net issuance reflects a multi-year low. High-yield spreads have the ability for modest spread tightening in either a gradual rise or stable rate environment. Yields are approaching historical lows and leave less room to absorb rate or credit volatility. We believe our current portfolio positioning and our fundamental research, bottom-up oriented style should allow us to take advantage of market opportunities.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert L. Cook Managing Director J.P. Morgan Investment Management, Inc.	Thomas G. Hauser Vice President J.P. Morgan Investment Management, Inc.

The views expressed are those of Robert L. Cook, Senior Portfolio Manager and Managing Director, and Thomas G. Hauser, Vice President, J.P. Morgan Investment Management, Inc. (“JPMIM”), sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.71%, 2.46%, and 1.46% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.13%, 1.88%, and 0.87% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2019 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.89%, 1.64%, and 0.64% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 30, 2019 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY HIGH INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended December 31, 2017

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	6.78%	5.45%	4.89%	5.79%	5.44%
Class A With sales charge (4.25%)	2.25%	3.95%	3.99%	5.34%	5.11%
Class C Without CDSC	5.98%	4.67%	4.11%	5.01%	4.63%
Class C With CDSC (1.00%)	4.98%	4.67%	4.11%	5.01%	4.63%
Class I Without sales charge	7.19%	NA	N/A	N/A	7.94%
* April 30, 2004 for Class A and C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.71%, 2.46%, and 1.46% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.13%, 1.88%, and 0.87% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2019 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.89%, 1.64%, and 0.64% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 30, 2019 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Williston Basin/Mid-North America Stock Fund (the “WB/MNA Stock Fund” or “Fund”) for the year ended December 31, 2017. The Fund’s portfolio and related financial statements are presented within for your review.

The S&P 500 Index (“S&P”) returned 6.07% in the first quarter of 2017. Overall, investors were optimistic in the quarter as they continued to digest the new administration’s pro-business rhetoric. The Consumer Confidence Index reached highs not seen since 2000 as consumers expressed much greater optimism regarding the short-term outlook for business, jobs and personal income prospects. As expected, the U.S. Federal Reserve (“Fed”) voted to raise interest rates for the first time in 2017 at its two-day Federal Open Market Committee (“FOMC”) March meeting. At a press conference following the decision, Fed Chairwoman Janet Yellen said, “Our decision to make another gradual reduction in the amount of policy accommodation reflects the economy’s continued progress toward the employment and price-stability objectives assigned to us by law.” Information technology was the best performing sector over the first quarter as computer hardware and semiconductor companies provided optimistic guidance. Energy was the worst performing sector. Energy equities fell along with oil prices as U.S. oil inventory numbers came in higher than expected.

The second quarter saw the S&P return 3.09%. Investors remained bullish in the quarter as they continued to see strength in the economy. The U.S. economy added an average of 194,000 jobs per month in the second quarter, compared to 166,000 per month in the first quarter and an average of 187,000 per month in 2016. Unemployment remained low while wage growth stayed positive yet modest. Earnings season wrapped up with S&P earnings per share growing 13.9% year-over-year on revenue growth of 7.7%. As expected, the FOMC voted to raise interest rates for the second time in 2017 at its June meeting. Healthcare was the best performing sector over the second quarter as it appeared less likely that Congress would be able to repeal any material aspects of the Affordable Care Act within a short time frame. Telecommunications was the worst performing sector amid fears of increased competition in the space from smaller players, particularly for mobile data plans.

The market was strong in the third quarter with the S&P returning 4.48%. July and August saw a majority of S&P companies report earnings. It was the second quarter in a row to show double-digit earnings growth. The S&P grew earnings approximately 10.1% on revenue growth of 5.1%, year-over-year. The U.S. Bureau of Labor Statistics reported that the unemployment rate dropped to 4.2% in September, its lowest rate since 2001. As expected, the FOMC voted to maintain the target range for the federal funds rate at its September meeting. The Fed continued to see strength in the labor market and increasing economic activity. Information technology was the best performing sector over the quarter as the sector reported a high level of earnings growth year-over-year. Consumer staples was the only sector with a negative return for the quarter as investors appeared to shun the space in favor of sectors with more growth such as information technology and energy.

The fourth quarter finished 2017 with the year’s strongest S&P return of 6.64%. The market was driven by a continuation of positive economic data. The companies comprising the S&P reported earnings that grew approximately 8.5% on revenue growth of 5.5%, year-over-year. Nearly 73% of these companies beat analyst expectations. The U.S. Bureau of Labor Statistics reported that the unemployment rate dropped to 4.1% in October, its lowest rate since 2000, and remained there throughout the quarter. As expected, the FOMC voted to increase the target range for the federal funds rate by 0.25% at its December meeting. The Fed noted strength in economic activity and maintained expectations for a median federal funds rate of 2.1% in 2018 and 2.7% in 2019. Consumer discretionary was the best performing sector over the quarter with discretionary giants like Amazon, Disney, McDonald’s and Home Depot all outperforming. While all sectors had a positive return for the quarter, utilities trailed, likely due to expectations of increasing interest rates.

After a year of strong gains, the energy sector faced multiple headwinds during the 1Q2017. While global OECD inventories continued to fall, U.S. crude inventories remained stubbornly high. In addition, the rising U.S. rig count continued to concern investors as rising domestic production would further pressure crude oil prices. While most concerns surrounded the pace of U.S. production growth and OPEC’s production levels, there was clear evidence that global inventories began to fall. OPEC reduced their production quota to normalize global inventory levels, and while the strategy appeared to be working, it became apparent they would have to extend their production cut to reach their goal of normalized inventory levels.

The second quarter brought a continuation of an unpleasant period for oil prices. Sentiment within the energy sector turned further negative as crude prices and energy equities plummeted. We believe the drop in crude was driven by a technical breakdown with headlines adding fuel to the fire. Over the second quarter, there seemed to be a disconnect between market fundamentals and investor sentiment. From March through the end of the second quarter, U.S. crude inventories declined by 280,000 barrels per day, compared to a build of 150,000 barrels per day over the same period on a ten-year average. This counter seasonal draw implied a tightening oil market and demonstrated the positive effects of OPEC’s production cut. Investors, however, continued to speculate on rising U.S. production, OPEC production compliance, and the possibility of weakening global demand. An additional headwind for the energy sector over the second quarter was increased production from Libya and Nigeria (both countries are exempt from OPEC’s production cut). The two tumultuous countries produced 2.6 million barrels per day in June, over 400,000 barrels per day more than in the first quarter. This came as a surprise to many analysts and has offset some of OPEC’s production cut. While this has been a major headwind for crude prices, production from these two countries has been far from stable and highly susceptible to supply disruptions.

During the third quarter, macro fundamentals provided much needed support for crude oil. Strong global demand, a flat U.S. rig count, and slowing U.S. oil production growth all provided tailwinds for the commodity. For the third quarter, WTI crude oil traded up over 10%, breaking out of bear market territory by setting higher highs and higher lows. We believe a continuation of OPEC compliance, strong global demand, and slowing domestic activity will be supportive for crude. Additionally, increased turmoil in the Middle East could disrupt production and provide additional support for higher crude prices. Energy equities continued to lag crude oil over the third quarter which added to the disconnect between market fundamentals and investor sentiment towards energy equities. We believe the 3Q2017 recovery in crude oil and energy equities marks the beginning of a recovery for the beaten down sector. Improved fundamentals and efficiencies should provide shale focused energy companies with a sustained tailwind that should deliver solid returns over the coming years.

Over the fourth quarter, oil prices rallied on improved macro fundamentals. Global oil demand remained robust, OPEC’s production complied with the cartels stated production cap, and global inventories fell. While crude prices rallied by more than fifteen percent, the S&P 1500 Energy Composite gained only six percent. We expect energy equities will begin to close this performance gap in 2018 if crude prices stabilize. Additionally, we believe positive analyst revisions for energy equities will provide upside for the sector.

In 2018 we should see a continuation of the strong performance seen in the 2H2017 from the energy sector as tailwinds continue to build. The International Energy Agency (“IEA”) has forecasted global oil demand for 2018 to climb by 1.3 million barrels of oil per day. We believe there is upside to this number as the IEA has underestimated global demand for several consecutive years and global GDP, a statistic that has been strongly correlated to oil consumption, has been on the rise. On the supply side, growth will be driven by increasing shale production, but at a level that demand can absorb. OPEC extended their production quota to the end of 2018 in an effort to normalize global oil inventories. OPEC also stated they plan to slowly bring production back online in order to avoid a supply shock that could send crude prices lower. Adding to our conviction that OPEC compliance will remain high is the planned IPO of Saudi Aramco. Oil prices would likely need to trade in the mid-sixties in order to fetch the $100 billion for the 5% stake Saudi Aramco has planned to IPO. The impressive macro fundamental backdrop for the energy sector appears poised to provide energy equities with strong returns in 2018.

The Fund’s total returns for Class A, C, and I shares were -7.48%*, -7.81%*, and -6.92%*, respectively, for the year ended December 31, 2017 compared to returns of -4.84%, -2.05%, and 21.13% for the Morningstar Equity Energy Category, the S&P Composite 1500 Energy Index, and the S&P Composite 1500 Index, respectively. Detracting from the Fund’s performance relative to its Morningstar category was an underweight allocation in diversified industrials, an underweight allocation in integrateds, and an overweight allocation in midstream. Aiding relative performance was stock selection in refiners and midstream.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management, LLC (“Viking Fund Management”, “VFM”, or the “Adviser”). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.47%, 1.97%, and 0.97% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.47%, 1.97%, and 0.97% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2018 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.50%, 2.00%, and 1.00% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 30, 2018 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended December 31, 2017

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	-7.48%	-1.55%	2.21%	5.23%	6.62%
Class A With sales charge (5.00%)	-12.08%	-3.24%	1.15%	4.70%	6.33%
Class C Without CDSC	-7.81%	-2.02%	N/A	N/A	-7.10%
Class C With CDSC (1.00%)	-8.73%	-2.02%	N/A	N/A	-7.10%
Class I Without sales charge	-6.92%	N/A	N/A	N/A	11.73%
* April 5, 1999 for Class A; May 1, 2014 for Class C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.47%, 1.97%, and 0.97% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.47%, 1.97%, and 0.97% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2018 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.50%, 2.00%, and 1.00% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 30, 2018 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser. The Fund’s performance prior to November 10, 2008 was achieved under the previous investment strategy, which may have produced different results than the current investment strategy.

INTEGRITY DIVIDEND HARVEST FUND

PORTFOLIO MARKET SECTORS December 31, 2017

Consumer Staples	25.0%
Energy	12.2%
Financials	11.1%
Utilities	10.8%
Telecommunication Services	10.6%
Health Care	8.0%
Industrials	7.2%
Consumer Discretionary	7.0%
Information Technology	5.6%
Cash Equivalents and Other	1.8%
Materials	0.7%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS December 31, 2017

		Fair
	Shares	Value
COMMON STOCKS (98.2%)

Consumer Discretionary (7.0%)
Genuine Parts Co	30,000	$2,850,300
McDonald's Corp	28,000	4,819,360
Target Corp	18,000	1,174,500
VF Corp	22,000	1,628,000
		10,472,160
Consumer Staples (25.0%)
Altria Group Inc	94,000	6,712,540
Coca-Cola Co/The	137,000	6,285,560
General Mills Inc	33,000	1,956,570
Kimberly-Clark Corp	63,000	7,601,580
Kraft Heinz Co/The	12,000	933,120
PepsiCo Inc	35,000	4,197,200
Philip Morris International Inc	29,000	3,063,850
Procter & Gamble Co/The	73,000	6,707,240
		37,457,660
Energy (12.2%)
BP PLC - ADR	48,000	2,017,440
Chevron Corp	21,000	2,628,990
Enbridge Inc	47,000	1,838,170
Exxon Mobil Corp	55,000	4,600,200
Occidental Petroleum Corp	44,000	3,241,040
ONEOK Inc	43,000	2,298,350
Royal Dutch Shell PLC - ADR	26,000	1,775,540
		18,399,730
Financials (11.1%)
CME Group Inc	28,000	4,089,400
Mercury General Corp	66,000	3,527,040
Old Republic International Corp	136,000	2,907,680
People's United Financial Inc	178,000	3,328,600
United Bankshares Inc/WV	29,000	1,007,750
Wells Fargo & Co	31,000	1,880,770
		16,741,240
Health Care (8.0%)
Johnson & Johnson	36,000	5,029,920
Merck & Co Inc	52,000	2,926,040
Pfizer Inc	111,000	4,020,420
		11,976,380
Industrials (7.2%)
Emerson Electric Co	40,000	2,787,600
Lockheed Martin Corp	18,000	5,778,900
3M Co	9,500	2,236,015
		10,802,515
Information Technology (5.6%)
Cisco Systems Inc	50,000	1,915,000
International Business Machines Corp	21,000	3,221,820
QUALCOMM Inc	50,000	3,201,000
		8,337,820
Materials (0.7%)
Sonoco Products Co	20,000	1,062,800

Telecommunication Services (10.6%)
AT&T Inc	210,000	8,164,800
Verizon Communications Inc	125,000	6,616,250
Vodafone Group PLC	36,000	1,148,400
		15,929,450
Utilities (10.8%)
Consolidated Edison Inc	23,000	1,953,850
Dominion Energy Inc	55,000	4,458,300
Duke Energy Corp	41,000	3,448,510
Southern Co/The	90,000	4,328,100
WEC Energy Group Inc	30,000	1,992,900
		16,181,660

TOTAL COMMON STOCKS (COST: $131,841,551)		$147,361,415

OTHER ASSETS LESS LIABILITES (1.8%)		$2,712,203

NET ASSETS (100.0%)		$150,073,618

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

INTEGRITY ENERGIZED DIVIDEND FUND

PORTFOLIO MARKET SECTORS December 31, 2017

Energy	74.9%
Cash Equivalents and Other	8.2%
Materials	5.6%
Utilities	4.8%
Industrials	3.3%
Financials	3.2%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS December 31, 2017

		Fair
	Shares	Value
COMMON STOCKS (91.8%)

Energy (74.9%)
Bp Plc ADR	7,400	$311,022
Royal Dutch ADR	7,500	512,175
Statoil Asa ADR	1,300	27,846
Total Sa Sp ADR	3,600	199,008
Altagas Ltd	8,700	198,086
Chevron Corp	1,650	206,563
Enbridge Inc	5,500	215,105
Exxon Mobil Corp	700	58,548
Gibson Energy	14,000	202,482
Helmerich & Payn	2,500	161,600
Hollyfrontier Co	800	40,976
Kinder Morgan In	5,000	90,350
Occidental Pete	4,600	338,836
Oneok Inc	3,900	208,455
Pbf Energy Inc A	2,000	70,900
Pembina Pipeline	6,000	217,080
Schlumberger Ltd	1,700	114,563
Semgroup Corp A	18,000	543,600
Transcanada Corp	3,200	155,648
Valero Energy	1,000	91,910
Williams Cos Inc	6,300	192,087
		4,156,840
Financials (3.2%)
Cme Group Inc	1,200	$175,260

Industrials (3.3%)
Covanta Holding	11,000	185,900

Materials (5.6%)
CF Industries Holdings	2,000	85,080
Compass Minerals	2,100	151,725
Lyondellbasell A	700	77,224
		314,029
Utilities (4.8%)
Entergy Corp	1,000	81,390
Southern Co	3,800	182,742
		264,132

TOTAL COMMON STOCKS (COST: $4,669,144)		$5,096,161

OTHER ASSETS LESS LIABILITIES (8.2%)		454,418

NET ASSETS (100.0%)		$5,550,579

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND

PORTFOLIO MARKET SECTORS December 31, 2017

Information Technology	22.0%
Financials	17.5%
Health Care	15.3%
Industrials	13.4%
Consumer Discretionary	11.2%
Consumer Staples	8.9%
Utilities	3.8%
Telecommunication Services	3.7%
Materials	2.1%
Cash Equivalents and Other	2.1%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS December 31, 2017

		Fair
	Shares	Value
COMMON STOCKS (97.9%)

Consumer Discretionary (11.2%)
Best Buy Co Inc	10,000	$684,700
Walt Disney Co/The	4,000	430,040
Home Depot Inc/The	3,500	663,355
Lowe's Cos Inc	7,200	669,168
Starbucks Corp	20,000	1,148,600
Target Corp	6,000	391,500
		3,987,363
Consumer Staples (8.9%)
Campbell Soup Co	19,000	914,090
Kimberly-Clark Corp	6,500	784,290
PepsiCo Inc	8,500	1,019,320
Procter & Gamble Co/The	5,000	459,400
		3,177,100
Financials (17.5%)
Bank of America Corp	23,000	678,960
BlackRock Inc	3,500	1,797,985
JPMorgan Chase & Co	16,000	1,711,040
PNC Financial Services Group Inc/The	3,500	505,015
S&P Global Inc	3,000	508,200
US Bancorp	19,000	1,018,020
		6,219,220
Health Care (15.3%)
Becton Dickinson and Co	3,500	749,210
*Celgene Corp	6,000	626,160
Johnson & Johnson	5,000	698,600
Pfizer Inc	33,000	1,195,260
Thermo Fisher Scientific Inc	8,500	1,613,980
UnitedHealth Group Inc	2,500	551,150
		5,434,360
Industrials (13.4%)
Caterpillar Inc	5,500	866,690
Covanta Holding Corp	47,000	794,300
Deere & Co	4,500	704,295
FedEx Corp	1,500	374,310
3M Co	3,700	870,869
Waste Management Inc	7,000	604,100
Ingersoll-Rand PLC	6,000	535,140
		4,749,704
Information Technology (22.0%)
*Advanced Micro Devices Inc	58,000	596,240
*Alphabet Inc	1,300	1,369,420
Apple Inc	2,000	338,460
*Facebook Inc	2,000	352,920
HP Inc	28,000	588,280
Intel Corp	24,000	1,107,840
International Business Machines Corp	4,000	613,680
NVIDIA Corp	2,500	483,750
QUALCOMM Inc	12,000	768,240
Visa Inc	14,000	1,596,280
		7,815,110
Materials (2.1%)
Air Products & Chemicals Inc	2,500	410,200
Praxair Inc	2,200	340,296
		750,496
Telecommunication Services (3.7%)
AT&T Inc	20,000	777,600
Verizon Communications Inc	10,000	529,300
		1,306,900
Utilities (3.8%)
ALLETE Inc	9,500	706,420
Exelon Corp	16,000	630,560
		1,336,980

TOTAL COMMON STOCKS (COST: $25,858,401)		$34,777,233

OTHER ASSETS AND LIABILITES (2.1%)		$738,521

NET ASSETS (100.0%)		$35,515,754

* Non-income producing

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND

PORTFOLIO MARKET SECTORS December 31, 2017

Consumer Discretionary	27.0%
Energy	10.6%
Health Care	10.4%
Telecommunication Services	10.1%
Industrials	9.8%
Information Technology	9.3%
Cash Equivalents and Other	6.9%
Materials	5.9%
Financials	5.2%
Consumer Staples	2.2%
Real Estate	1.5%
Utilities	1.1%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS December 31, 2017

	Principal	Fair
	Amount	Value
CORPORATE BONDS (90.6%)

Consumer Discretionary (25.3%)
AMC Networks Inc 5.000% 04/01/2024	$80,000	$81,000
*AMC Entertainment Inc 5.750% 06/15/2025	95,000	93,931
AMC Entertainment Holdings Inc 5.875% 11/15/2026	15,000	14,775
American Axle & Manufacturing Inc 6.625% 10/15/2022	80,000	83,000
Boyd Gaming Corp 6.875% 05/15/2023	30,000	31,800
Cinemark USA Inc 4.875% 06/01/2023	85,000	86,062
iHeartCommunications Inc 9.000% 03/01/2021	135,000	96,525
Clear Channel Worldwide Holdings Inc 7.625% 03/15/2020	50,000	48,937
Clear Channel Worldwide Holdings Inc 7.625% 03/15/2020	165,000	161,700
Clear Channel Worldwide Holdings Inc 6.500% 11/15/2022	95,000	95,712
*Clear Channel Worldwide Holdings Inc 6.500% 11/15/2022	380,000	385,700
*Dana Inc 6.000% 09/15/2023	150,000	156,375
Dana Inc 5.500% 12/15/2024	15,000	15,844
DISH Network Corp 3.375% 08/15/2026	50,000	54,406
*DISH DBS Corp 5.875% 07/15/2022	190,000	190,950
DISH DBS Corp 5.000% 03/15/2023	260,000	245,700
DISH DBS Corp 5.875% 11/15/2024	255,000	248,305
DISH DBS Corp 7.750% 07/01/2026	30,000	31,537
TEGNA Inc 6.375% 10/15/2023	15,000	15,712
General Motors Co 4.875% 10/02/2023	135,000	146,093
Goodyear Tire & Rubber Co/The 5.125% 11/15/2023	35,000	36,519
Goodyear Tire & Rubber Co/The 5.000% 05/31/2026	15,000	15,466
Hilton Domestic Operating Co Inc 4.250% 09/01/2024	10,000	10,100
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp 4.625% 04/01/2025	25,000	25,688
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp 4.875% 04/01/2027	10,000	10,462
Hughes Satellite Systems Corp 6.625% 08/01/2026	10,000	10,475
iHeartCommunications Inc 10.625% 03/15/2023	45,000	31,725
Interval Acquisition Corp 5.625% 04/15/2023	70,000	72,450
L Brands Inc 6.750% 07/01/2036	50,000	50,000
Lear Corp 5.250% 01/15/2025	65,000	69,397
*MGM Resorts International 7.750% 03/15/2022	215,000	245,100
MGM Resorts International 6.750% 10/01/2020	30,000	32,400
*MGM Resorts International 5.250% 03/31/2020	30,000	31,050
MGM Resorts International 6.000% 03/15/2023	140,000	151,200
MGM Resorts International 4.625% 09/01/2026	10,000	10,100
MGM Growth Properties Operating Partnership LP / MGP Finance Co Issuer Inc 4.500% 09/01/2026	15,000	14,924
MGM Growth Properties Operating Partnership LP / MGP Finance Co Issuer Inc 5.625% 05/01/2024	20,000	21,300
JC Penney Corp Inc 6.375% 10/15/2036	55,000	32,725
Quebecor Media Inc 5.750% 01/15/2023	205,000	217,300
RHP Hotel Properties LP / RHP Finance Corp 5.000% 04/15/2021	160,000	162,400
Regal Entertainment Group 5.750% 06/15/2023	10,000	10,338
Regal Entertainment Group 5.750% 03/15/2022	55,000	56,718
Service Corp International/US 7.500% 04/01/2027	135,000	162,675
Service Corp International/US 5.375% 05/15/2024	15,000	15,806
Tempur Sealy International Inc 5.625% 10/15/2023	70,000	72,800
Tempur Sealy International Inc 5.500% 06/15/2026	40,000	41,008
Tenneco Inc 5.000% 07/15/2026	5,000	5,125
VICI Properties 1 LLC / VICI FC Inc 8.000% 10/15/2023	90,649	101,282
VICI Properties 1 LLC / VICI FC Inc 4.867% 10/15/2022	25,275	25,275
Vista Outdoor Inc 5.875% 10/01/2023	125,000	120,000
Zayo Group LLC / Zayo Capital Inc 6.375% 05/15/2025	50,000	52,875
Zayo Group LLC / Zayo Capital Inc 6.000% 04/01/2023	85,000	88,532
(1) Neiman Marcus Group LTD LLC - 144A 8.750% (9.500%) 10/15/2021	83,800	44,816
Altice Luxembourg SA - 144A 7.750% 05/15/2022	200,000	197,000
American Axle & Manufacturing Inc - 144A 6.250% 04/01/2025	50,000	52,625
American Axle & Manufacturing Inc - 144A 6.500% 04/01/2027	95,000	100,581
Arch Merger Sub Inc - 144A 8.500% 09/15/2025	125,000	115,625
Alpine Finance Merger Sub LLC - 144A 6.875% 08/01/2025	25,000	25,813
CBS Radio Inc - 144A 7.250% 11/01/2024	25,000	26,359
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.125% 05/01/2023	25,000	25,500
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.375% 05/01/2025	40,000	41,213
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.750% 02/15/2026	100,000	103,875
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.875% 04/01/2024	405,000	422,213
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.500% 05/01/2026	80,000	82,000
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.000% 02/01/2028	100,000	97,250
Claire's Stores Inc - 144A 9.000% 03/15/2019	100,000	65,250
Constellation Merger Sub Inc - 144A 8.500% 09/15/2025	55,000	53,625
Cooper- 144A Standard Automotive Inc - 5.625% 11/15/2026	60,000	61,950
Dana Financing Luxembourg Sarl - 144A 6.500% 06/01/2026	45,000	48,769
Delphi Jersey Holdings PLC - 144A 5.000% 10/01/2025	45,000	45,563
TEGNA Inc - 144A 4.875% 09/15/2021	15,000	15,300
TEGNA Inc - 144A 5.500% 09/15/2024	50,000	52,438
Gates Global LLC / Gates Global Co - 144A 6.000% 07/15/2022	90,000	92,025
HD Supply Inc - 144A 5.750% 04/15/2024	55,000	58,438
Hanesbrands Inc - 144A 4.625% 05/15/2024	30,000	30,600
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower Inc - 144A 6.125% 12/01/2024	15,000	16,388
International Game Technology PLC - 144A 6.500% 02/15/2025	200,000	223,500
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp - 144A 6.750% 11/15/2021	95,000	99,987
Live Nation Entertainment Inc - 144A 4.875% 11/01/2024	10,000	10,250
LTF Merger Sub Inc - 144A 8.500% 06/15/2023	80,000	84,700
MGM Growth Properties Operating Partnership LP / MGP Finance Co- 144A Issuer Inc - 4.500% 01/15/2028	10,000	9,800
Neiman Marcus Group LTD LLC - 144A 8.000% 10/15/2021	40,000	23,008
Mattel Inc - 144A 6.750% 12/31/2025	80,000	81,076
Midcontinent Communications / Midcontinent Finance Corp - 144A 6.875% 08/15/2023	70,000	74,288
Netflix Inc 4.875% 04/15/2028	65,000	63,700
Nexstar Broadcasting Inc - 144A 6.125% 02/15/2022	15,000	15,525
Nielsen Finance LLC / Nielsen Finance Co - 144A 5.000% 04/15/2022	135,000	138,880
SFR Group SA - 144A 7.375% 05/01/2026	200,000	205,250
TI Group Automotive Systems LLC - 144A 8.750% 07/15/2023	47,000	50,408
PetSmart Inc - 144A 5.875% 06/01/2025	65,000	49,888
PetSmart Inc - 144A 8.875% 06/01/2025	50,000	30,125
RSI Home Products Inc - 144A 6.500% 03/15/2023	150,000	157,125
Sabre GLBL Inc - 144A 5.375% 04/15/2023	65,000	66,950
Sabre GLBL Inc - 144A 5.250% 11/15/2023	40,000	40,912
Scientific Games International Inc - 144A 7.000% 01/01/2022	85,000	89,568
Sirius XM Radio Inc - 144A 6.000% 07/15/2024	120,000	126,900
Sirius XM Radio Inc - 144A 5.375% 04/15/2025	150,000	156,188
Sirius XM Radio Inc - 144A 5.375% 07/15/2026	40,000	41,450
Sirius XM Radio Inc - 144A 5.000% 08/01/2027	10,000	10,025
Six Flags Entertainment Corp - 144A 4.875% 07/31/2024	20,000	20,300
Time Inc 7.500% 10/15/2025	45,000	53,100
Videotron Ltd - 144A 5.375% 06/15/2024	35,000	37,713
Videotron Ltd / Videotron Ltee - 144A 5.125% 04/15/2027	30,000	31,350
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp - 144A 5.500% 03/01/2025	120,000	123,600
		8,278,061
Consumer Staples (2.2%)
Albertsons Cos LLC / Safeway Inc / New Albertson's Inc / Albertson's LLC 6.625% 06/15/2024	60,000	56,850
Central Garden & Pet Co 6.125% 11/15/2023	50,000	52,874
Central Garden & Pet Co 5.125% 02/01/2028	35,000	35,000
HRG Group Inc 7.750% 01/15/2022	50,000	51,875
HRG Group Inc 7.875% 07/15/2019	15,000	15,030
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer 5.750% 10/15/2020	140,521	142,628
Spectrum Brands Inc 6.625% 11/15/2022	25,000	25,875
Spectrum Brands Inc 5.750% 07/15/2025	30,000	31,575
High Ridge Brands Co - 144A 8.875% 03/15/2025	45,000	40,050
POST 5 1/2 03/01/25 - 144A 5.500% 03/01/2025	35,000	36,225
Post Holdings Inc - 144A 5.625% 01/15/2028	30,000	30,159
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer - 144A 7.000% 07/15/2024	25,000	26,750
Rite Aid Corp - 144A 6.125% 04/01/2023	100,000	90,250
TreeHouse Foods Inc - 144A 6.000% 02/15/2024	75,000	78,000
		713,141
Energy (10.4%)
Antero Resources Corp 5.125% 12/01/2022	95,000	96,900
Antero Resources Corp 5.625% 06/01/2023	15,000	15,600
Antero Midstream Partners LP / Antero Midstream Finance Corp 5.375% 09/15/2024	30,000	30,900
Boardwalk Pipelines LP 5.950% 06/01/2026	40,000	44,618
Carrizo Oil & Gas Inc 7.500% 09/15/2020	37,000	37,694
Carrizo Oil & Gas Inc 6.250% 04/15/2023	35,000	36,313
Carrizo Oil & Gas Inc 8.250% 07/15/2025	20,000	21,975
CSI Compressco LP / CSI Compressco Finance Inc 7.250% 08/15/2022	20,000	18,850
Continental Resources Inc/OK 5.000% 09/15/2022	10,000	10,150
Continental Resources Inc/OK 4.500% 04/15/2023	90,000	91,800
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp 6.250% 04/01/2023	35,000	36,372
EnLink Midstream Partners LP 4.400% 04/01/2024	50,000	51,645
GCI Inc 6.875% 04/15/2025	30,000	31,950
Gulfport Energy Corp 6.000% 10/15/2024	15,000	15,000
Laredo Petroleum Inc 5.625% 01/15/2022	45,000	45,450
MPLX LP 5.500% 02/15/2023	75,000	77,181
MPLX LP 4.875% 12/01/2024	30,000	32,337
MPLX LP 4.875% 06/01/2025	25,000	26,793
Nabors Industries Inc 5.500% 01/15/2023	15,000	14,550
Newfield Exploration Co 5.750% 01/30/2022	35,000	37,363
Oasis Petroleum Inc 6.500% 11/01/2021	20,000	20,425
Oasis Petroleum Inc 6.875% 01/15/2023	80,000	81,800
Oasis Petroleum Inc 6.875% 03/15/2022	40,000	41,050
Precision Drilling Corp 6.500% 12/15/2021	7,000	7,131
Precision Drilling Corp 7.750% 12/15/2023	30,000	31,500
QEP Resources Inc 5.625% 03/01/2026	20,000	20,275
RSP Permian Inc 6.625% 10/01/2022	25,000	26,219
Range Resources Corp 4.875% 05/15/2025	50,000	48,250
Range Resources Corp 5.000% 08/15/2022	10,000	9,950
Range Resources Corp 5.000% 03/15/2023	15,000	14,925
SM Energy Co 6.500% 01/01/2023	15,000	15,300
SM Energy Co 6.125% 11/15/2022	70,000	71,313
SM Energy Co 5.625% 06/01/2025	30,000	29,100
Sanchez Energy Corp 7.750% 06/15/2021	30,000	28,200
Sanchez Energy Corp 6.125% 01/15/2023	25,000	21,125
Southwestern Energy Co 4.100% 03/15/2022	30,000	29,550
Southwestern Energy Co 6.700% 01/23/2025	100,000	103,875
Southwestern Energy Co 7.500% 04/01/2026	25,000	26,563
Southwestern Energy Co 7.750% 10/01/2027	25,000	26,688
Summit Midstream Holdings LLC / Summit Midstream Finance Corp 5.750% 04/15/2025	30,000	30,252
Targa Resources Partners LP / Targa Resources Partners Finance Corp 4.250% 11/15/2023	10,000	9,887
Targa Resources Partners LP / Targa Resources Partners Finance Corp 6.750% 03/15/2024	120,000	128,700
Targa Resources Partners LP / Targa Resources Partners Finance Corp 5.125% 02/01/2025	15,000	15,356
Tesoro Logistics LP / Tesoro Logistics Finance Corp 6.250% 10/15/2022	11,000	11,671
Tesoro Logistics LP / Tesoro Logistics Finance Corp 6.375% 05/01/2024	25,000	27,125
Tesoro Logistics LP / Tesoro Logistics Finance Corp 5.250% 01/15/2025	25,000	26,292
Weatherford International Ltd 9.875% 02/15/2024	10,000	10,625
Whiting Petroleum Corp 5.750% 03/15/2021	15,000	15,394
Whiting Petroleum Corp 6.250% 04/01/2023	85,000	87,231
WildHorse Resource Development Corp 6.875% 02/01/2025	60,000	61,350
WPX Energy Inc 6.000% 01/15/2022	40,000	41,800
WPX Energy Inc 8.250% 08/01/2023	75,000	85,125
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp 7.875% 12/15/2024	25,000	27,406
Blue Racer Midstream LLC / Blue Racer Finance Corp - 144A 6.125% 11/15/2022	100,000	104,250
Cheniere Corpus Christi Holdings LLC 5.125% 06/30/2027	35,000	36,204
Chesapeake Energy Corp - 144A 8.000% 12/15/2022	62,000	66,883
Chesapeake Energy Corp - 144A 5.500% 09/15/2026	20,000	18,213
Chesapeake Energy Corp - 144A 8.000% 01/15/2025	105,000	106,050
Chesapeake Energy Corp - 144A 8.000% 06/15/2027	80,000	76,800
Communications Sales & Leasing Inc / CSL Capital LLC - 144A 7.125% 12/15/2024	75,000	68,250
Covey Park Energy LLC / Covey Park Finance Corp - 144A 7.500% 05/15/2025	40,000	41,688
Denbury Resources Inc 9.250% 03/31/2022	58,000	58,725
Denbury Resources Inc - 144A 3.500% 03/31/2024	13,000	13,398
EP Energy LLC / Everest Acquisition Finance Inc - 144A 8.000% 11/29/2024	65,000	67,113
EP Energy LLC / Everest Acquisition Finance Inc - 144A 8.000% 02/15/2025	65,000	47,450
Halcon Resources Corp - 144A 6.750% 02/15/2025	80,000	83,200
Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp - 144A 5.625% 02/15/2026	25,000	25,813
MEG Energy Corp - 144A 6.375% 01/30/2023	90,000	76,500
MEG Energy Corp - 144A 7.000% 03/31/2024	110,000	92,813
MEG Energy Corp - 144A 6.500% 01/15/2025	75,000	74,063
NGPL PipeCo LLC - 144A 4.375% 08/15/2022	45,000	45,760
NGPL PipeCo LLC - 144A 4.875% 08/15/2027	10,000	10,375
Parsley Energy LLC / Parsley Finance Corp - 144A 5.250% 08/15/2025	30,000	30,075
Parsley Energy LLC / Parsley Finance Corp 5.625% 10/15/2027	25,000	25,563
Precision Drilling Corp - 144A 7.125% 01/15/2026	35,000	35,700
RSP Permian Inc 5.250% 01/15/2025	15,000	15,375
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp - 144A 5.500% 01/15/2028	70,000	70,854
Targa Resources Partners LP / Targa Resources Partners Finance Corp 5.000% 01/15/2028	35,000	34,913
Transocean Inc 7.500% 01/15/2026	40,000	40,962
Whiting Petroleum Corp - 144A 6.625% 01/15/2026	15,000	15,300
		3,387,184
Financials (5.2%)
Ally Financial Inc 4.125% 02/13/2022	70,000	71,561
Ally Financial Inc 4.625% 03/30/2025	125,000	131,250
Ally Financial Inc 4.625% 05/19/2022	130,000	135,200
Ally Financial Inc 5.750% 11/20/2025	40,000	43,600
Ally Financial Inc 4.250% 04/15/2021	40,000	41,000
*(3)Bank of America Corp -8.000% Perpetual Maturity	210,000	210,714
CIT Group Inc 3.875% 02/19/2019	60,000	60,600
(3)Citigroup Inc - 5.800% Perpetual Maturity	35,000	36,269
(3)Citigroup Inc -5.875% Perpetual Maturity	30,000	31,125
(3)Citigroup Inc -5.950% Perpetual Maturity	10,000	10,650
International Lease Finance Corp 6.250% 05/15/2019	55,000	57,635
*International Lease Finance Corp 5.875% 04/01/2019	210,000	218,567
International Lease Finance Corp 4.625% 04/15/2021	10,000	10,527
Adient Global Holdings Ltd - 144A 4.875% 08/15/2026	40,000	41,100
PetSmart Inc - 144A 7.125% 03/15/2023	125,000	74,063
Diamond 1 Finance Corp / Diamond 2 Finance Corp - 144A 5.450% 06/15/2023	60,000	64,838
Diamond 1 Finance Corp / Diamond 2 Finance Corp - 144A 6.020% 06/15/2026	75,000	82,696
Diamond 1 Finance Corp / Diamond 2 Finance Corp - 144A 5.875% 06/15/2021	20,000	20,750
Infinity Acquisition LLC / Infinity Acquisition Finance Corp - 144A 7.250% 08/01/2022	60,000	60,450
inVentiv Group Holdings Inc/inVentiv Health Inc/inVentiv Health Clinical Inc - 144A 7.500% 10/01/2024	49,000	52,920
Nielsen Co Luxembourg SARL/The - 144A 5.500% 10/01/2021	20,000	20,550
UPCB Finance IV Ltd - 144A 5.375% 01/15/2025	200,000	201,380
WMG Acquisition Corp - 144A 5.625% 04/15/2022	13,000	13,390
WMG Acquisition Corp - 144A 4.875% 11/01/2024	10,000	10,300
		1,701,135
Health Care (10.4%)
Care Capital Properties LP 5.125% 08/15/2026	40,000	40,560
DaVita Inc 5.000% 05/01/2025	70,000	69,979
HCA Inc 5.250% 04/15/2025	15,000	15,863
*HCA Inc 5.375% 02/01/2025	380,000	393,300
HCA Inc 5.875% 02/15/2026	175,000	185,063
HCA Inc 5.250% 06/15/2026	60,000	63,600
*HCA Inc 7.500% 02/15/2022	350,000	393,750
HealthSouth Corp 5.750% 11/01/2024	65,000	66,544
HealthSouth Corp 5.750% 09/15/2025	30,000	31,200
Kindred Healthcare Inc 8.750% 01/15/2023	105,000	111,300
Tenet Healthcare Corp 4.500% 04/01/2021	95,000	95,475
Tenet Healthcare Corp 8.125% 04/01/2022	275,000	279,813
Tenet Healthcare Corp 6.750% 06/15/2023	85,000	82,450
Avantor Inc - 144A 6.000% 10/01/2024	50,000	49,813
DJO Finco Inc / DJO Finance LLC / DJO Finance Corp - 144A 8.125% 06/15/2021	155,000	144,925
Hill- 144A Rom Holdings Inc - 5.750% 09/01/2023	80,000	83,700
Hill- 144A Rom Holdings Inc - 5.000% 02/15/2025	10,000	10,197
Hologic Inc - 144A 5.250% 07/15/2022	80,000	82,800
Hologic Inc 4.375% 10/15/2025	10,000	10,150
Kinetic Concepts Inc / KCI USA Inc - 144A 7.875% 02/15/2021	85,000	88,825
Mallinckrodt International Finance SA / Mallinckrodt CB LLC - 144A 5.750% 08/01/2022	25,000	22,688
Mallinckrodt International Finance SA / Mallinckrodt CB LLC - 144A 5.500% 04/15/2025	45,000	36,675
Mallinckrodt International Finance SA / Mallinckrodt CB LLC - 144A 5.625% 10/15/2023	30,000	25,500
Tenet Healthcare Corp - 144A 7.500% 01/01/2022	25,000	26,250
^(2)21st Century Oncology Inc - 144A 11.000% 05/01/2023	66,474	45,867
Valeant Pharmaceuticals International Inc - 144A 5.875% 05/15/2023	210,000	194,775
Valeant Pharmaceuticals International Inc - 144A 6.125% 04/15/2025	140,000	128,100
Valeant Pharmaceuticals International Inc - 144A 6.500% 03/15/2022	20,000	21,000
Valeant Pharmaceuticals International Inc - 144A 7.000% 03/15/2024	55,000	58,850
Valeant Pharmaceuticals International Inc 5.500% 11/01/2025	35,000	35,613
Valeant Pharmaceuticals International Inc - 144A 9.000% 12/15/2025	70,000	72,954
Valeant Pharmaceuticals International - 144A 6.750% 08/15/2021	80,000	80,600
Valeant Pharmaceuticals International - 144A 7.250% 07/15/2022	115,000	116,294
Valeant Pharmaceuticals International Inc - 144A 7.500% 07/15/2021	230,000	234,025
		3,398,498
Industrials (9.8%)
ADT Corp/The 3.500% 07/15/2022	80,000	78,800
ADT Corp/The 4.125% 06/15/2023	15,000	15,000
AECOM 5.750% 10/15/2022	70,000	72,975
AECOM 5.875% 10/15/2024	30,000	32,496
Aircastle Ltd 5.000% 04/01/2023	75,000	79,031
Arconic Inc 5.900% 02/01/2027	50,000	56,159
Avis Budget Car Rental LLC / Avis Budget Finance Inc 5.500% 04/01/2023	125,000	128,125
CNH Industrial Capital LLC 4.375% 11/06/2020	35,000	36,313
CNH Industrial Capital LLC 4.875% 04/01/2021	70,000	73,500
CNH Industrial Capital LLC 4.375% 04/05/2022	40,000	41,439
Clean Harbors Inc 5.125% 06/01/2021	25,000	25,250
FGI Operating Co LLC / FGI Finance Inc 7.875% 05/01/2020	125,000	27,500
General Cable Corp 5.750% 10/01/2022	95,000	98,444
Great Lakes Dredge & Dock Corp 8.000% 05/15/2022	35,000	36,619
Hertz Corp/The 7.375% 01/15/2021	85,000	85,850
Hertz Corp/The 6.250% 10/15/2022	160,000	154,400
Iron Mountain Inc 6.000% 08/15/2023	75,000	78,375
Manitowoc Foodservice Inc 9.500% 02/15/2024	50,000	56,938
Oshkosh Corp 5.375% 03/01/2022	45,000	46,406
Oshkosh Corp 5.375% 03/01/2025	20,000	21,225
TransDigm Inc 6.500% 05/15/2025	50,000	51,125
Triumph Group Inc 4.875% 04/01/2021	80,000	78,600
United Rentals North America Inc 5.750% 11/15/2024	45,000	47,363
United Rentals North America Inc 5.875% 09/15/2026	35,000	37,450
United Rentals North America Inc 5.500% 05/15/2027	40,000	42,100
United Rentals North America Inc 4.875% 01/15/2028	70,000	70,350
ACCO BRANDS CORP 5.250% 12/15/2024	30,000	30,825
Air Medical Group Holdings Inc - 144A 6.375% 05/15/2023	85,000	81,600
AMER GREETINGS - 144A 7.875% 02/15/2025	10,000	10,800
Avis Budget Car Rental LLC / Avis Budget Finance Inc - 144A 6.375% 04/01/2024	90,000	93,627
Bombardier Inc - 144A 7.500% 03/15/2025	90,000	90,702
CD&R Waterworks Merger Sub LLC - 144A 6.125% 08/15/2025	25,000	25,375
Energizer Holdings Inc - 144A 5.500% 06/15/2025	75,000	78,116
Hillman Group Inc/The - 144A 6.375% 07/15/2022	95,000	94,763
Hertz Corp/The - 144A 5.500% 10/15/2024	70,000	63,175
Hertz Corp/The - 144A 7.625% 06/01/2022	90,000	94,275
Herc Rentals Inc - 144A 7.500% 06/01/2022	37,000	39,867
Herc Rentals Inc - 144A 7.750% 06/01/2024	81,000	88,897
Jeld- 144A Wen Inc - 4.625% 12/15/2025	15,000	15,113
Jeld- 144A Wen Inc - 4.875% 12/15/2027	15,000	15,150
KLX Inc - 144A 5.875% 12/01/2022	85,000	89,012
Kratos Defense & Security Solutions Inc - 144A 6.500% 11/30/2025	30,000	31,200
NXP BV / NXP Funding LLC - 144A 4.625% 06/01/2023	200,000	209,200
RBS Global Inc / Rexnord LLC 4.875% 12/15/2025	20,000	20,200
SPX FLOW Inc - 144A 5.625% 08/15/2024	20,000	21,050
SPX FLOW Inc - 144A 5.875% 08/15/2026	35,000	37,100
Sensata Technologies BV - 144A 4.875% 10/15/2023	65,000	67,925
Standard Industries Inc/NJ - 144A 4.750% 01/15/2028	70,000	70,162
Terex Corp - 144A 5.625% 02/01/2025	50,000	52,250
TriMas Corp - 144A 4.875% 10/15/2025	25,000	25,094
Triumph Group Inc - 144A 7.750% 08/15/2025	40,000	42,450
Wabash National Corp - 144A 5.500% 10/01/2025	30,000	30,225
XPO Logistics Inc - 144A 6.500% 06/15/2022	90,000	93,937
XPO Logistics Inc - 144A 6.125% 09/01/2023	20,000	21,150
		3,205,073
Information Technology (9.3%)
Amkor Technology Inc 6.625% 06/01/2021	34,000	34,363
*Amkor Technology Inc 6.375% 10/01/2022	115,000	118,680
Anixter Inc 5.500% 03/01/2023	80,000	86,124
CDW LLC / CDW Finance Corp 5.000% 09/01/2025	10,000	10,350
Equinix Inc 5.375% 01/01/2022	20,000	20,800
Equinix Inc 5.750% 01/01/2025	10,000	10,613
Infor US Inc 6.500% 05/15/2022	215,000	222,525
Magnachip Semiconductor Corp 6.625% 07/15/2021	95,000	92,150
Sabine Pass Liquefaction LLC 6.250% 03/15/2022	100,000	111,263
*Sabine Pass Liquefaction LLC 5.750% 05/15/2024	100,000	111,148
Sabine Pass Liquefaction LLC 5.875% 06/30/2026	15,000	16,852
Sinclair Television Group Inc 6.125% 10/01/2022	105,000	108,150
Western Digital Corp 10.500% 04/01/2024	180,000	208,575
(1)Infor Software Parent LLC / Infor Software Parent Inc - 144A 7.125% (7.875%) 05/01/2021	105,000	107,363
ACI Worldwide Inc - 144A 6.375% 08/15/2020	55,000	55,963
CDK Global Inc - 144A 4.875% 06/01/2027	15,000	15,187
Cogent Communications Finance Inc - 144A 5.625% 04/15/2021	90,000	90,900
Cogent Communications Group Inc - 144A 5.375% 03/01/2022	70,000	73,500
CommScope Inc - 144A 5.500% 06/15/2024	25,000	26,000
CommScope Technologies Finance LLC - 144A 6.000% 06/15/2025	145,000	154,063
Entegris Inc 4.625% 02/10/2026	55,000	55,825
First Data Corp - 144A 5.375% 08/15/2023	188,000	195,689
First Data Corp - 144A 5.750% 01/15/2024	370,000	382,950
Gartner Inc - 144A 5.125% 04/01/2025	30,000	31,350
Inception Merger Sub Inc / Rackspace Hosting Inc - 144A 8.625% 11/15/2024	75,000	80,063
Informatica LLC - 144A 7.125% 07/15/2023	95,000	97,138
Micron Technology Inc - 144A 5.250% 01/15/2024	115,000	119,456
Microsemi Corp - 144A 9.125% 04/15/2023	90,000	101,250
Plantronics Inc - 144A 5.500% 05/31/2023	40,000	41,550
Riverbed Technology Inc - 144A 8.875% 03/01/2023	70,000	66,062
Sinclair Television Group Inc - 144A 5.625% 08/01/2024	20,000	20,625
Sinclair Television Group Inc - 144A 5.125% 02/15/2027	20,000	19,825
Western Digital Corp - 144A 7.375% 04/01/2023	125,000	134,844
		3,021,196
Materials (5.3%)
Ashland LLC 4.750% 08/15/2022	155,000	161,200
Chemours Co/The 6.625% 05/15/2023	60,000	63,450
Freeport McMoRan Inc 3.875% 03/15/2023	85,000	84,575
Freeport McMoRan Inc 4.550% 11/14/2024	20,000	20,334
Hexion Inc 6.625% 04/15/2020	175,000	157,063
Huntsman International LLC 5.125% 11/15/2022	120,000	127,950
Scotts Miracle Gro Co/The 6.000% 10/15/2023	75,000	79,406
Scotts Miracle Gro Co/The 5.250% 12/15/2026	10,000	10,475
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc - 144A 7.250% 05/15/2024	200,000	217,750
Boise Cascade Co - 144A 5.625% 09/01/2024	15,000	15,825
BWAY Holding Co - 144A 5.500% 04/15/2024	30,000	31,200
Cheniere Corpus Christi Holdings LLC 5.875% 03/31/2025	40,000	43,350
FMG Resources August 2006 Pty Ltd - 144A 9.750% 03/01/2022	55,000	60,858
GCP Applied Technologies Inc - 144A 9.500% 02/01/2023	65,000	72,150
WR Grace & Co- 144A Conn - 5.625% 10/01/2024	10,000	10,788
INEOS Group Holdings SA - 144A 5.625% 08/01/2024	200,000	208,500
+(4)(2)Noranda Aluminum Acquisition Corp 11.000% 06/01/2019	40,000	0
NOVA Chemicals Corp - 144A 4.875% 06/01/2024	30,000	29,925
NOVA Chemicals Corp - 144A 5.250% 06/01/2027	25,000	24,938
Novelis Corp - 144A 6.250% 08/15/2024	25,000	26,188
Novelis Corp - 144A 5.875% 09/30/2026	30,000	30,600
Rain CII Carbon LLC / CII Carbon Corp - 144A 7.250% 04/01/2025	65,000	70,769
+(4)(2)Reichhold Industries Inc - 144A 9.000% 05/08/2040	103,629	0
Trinseo Materials Operating SCA / Trinseo Materials Finance Inc - 144A 5.375% 09/01/2025	45,000	46,575
Venator Finance S.a r.l. / Venator Materials Corp - 144A 5.750% 07/15/2025	35,000	36,925
LSB Industries Inc	93,000	91,838
		1,722,632
Real Estate (1.5%)
Communications Sales & Leasing Inc / CSL Capital LLC 8.250% 10/15/2023	75,000	72,093
Corrections Corp of America 4.625% 05/01/2023	113,000	115,543
Corrections Corp of America 5.000% 10/15/2022	25,000	26,124
Equinix Inc 5.875% 01/15/2026	35,000	37,580
GEO Group Inc/The 5.125% 04/01/2023	20,000	20,000
GEO Group Inc/The 5.875% 01/15/2022	75,000	77,250
GEO Group Inc/The 5.875% 10/15/2024	40,000	41,100
GEO Group Inc/The 6.000% 04/15/2026	25,000	25,686
Communications Sales & Leasing Inc / CSL Capital LLC - 144A 6.000% 04/15/2023	30,000	29,400
ESH Hospitality Inc - 144A 5.250% 05/01/2025	25,000	25,250
Realogy Group LLC / Realogy Co- 144A Issuer Corp - 5.250% 12/01/2021	15,000	15,562
		485,588
Telecommunication Services (10.1%)
AT&T Inc 3.400% 08/14/2024	35,000	35,180
CenturyLink Inc 5.800% 03/15/2022	45,000	44,073
CenturyLink Inc 6.750% 12/01/2023	100,000	98,000
CenturyLink Inc 5.625% 04/01/2025	25,000	22,750
EP Energy LLC / Everest Acquisition Finance Inc 9.375% 05/01/2020	80,000	67,600
Frontier Communications Corp 6.875% 01/15/2025	65,000	42,086
Frontier Communications Corp 11.000% 09/15/2025	150,000	110,250
GCI Inc 6.750% 06/01/2021	70,000	71,225
*Intelsat Jackson Holdings SA 7.250% 10/15/2020	375,000	352,500
Intelsat Jackson Holdings SA 7.500% 04/01/2021	35,000	31,850
Intelsat Jackson Holdings SA 5.500% 08/01/2023	115,000	94,013
Level 3 Financing Inc 5.375% 05/01/2025	55,000	54,931
Level 3 Financing Inc 5.375% 01/15/2024	35,000	34,956
Level 3 Communications Inc 5.750% 12/01/2022	55,000	55,223
Qwest Capital Funding Inc 7.750% 02/15/2031	50,000	44,000
SBA Communications Corp 4.875% 09/01/2024	50,000	51,374
*Sprint Capital Corp 8.750% 03/15/2032	310,000	351,850
*Sprint Corp 7.875% 09/15/2023	565,000	601,724
Sprint Corp 7.625% 02/15/2025	130,000	136,174
T Mobile USA Inc 6.500% 01/15/2024	130,000	137,800
T Mobile USA Inc 6.375% 03/01/2025	50,000	53,500
T Mobile USA Inc 6.500% 01/15/2026	115,000	125,493
United States Cellular Corp 6.700% 12/15/2033	75,000	78,242
Windstream Services LLC 7.750% 10/15/2020	15,000	12,675
Windstream Services LLC 6.375% 08/01/2023	5,000	3,050
Intelsat Jackson Holdings SA - 144A 8.000% 02/15/2024	20,000	21,050
Intelsat Jackson Holdings SA - 144A 9.750% 07/15/2025	90,000	86,625
CSC Holdings LLC - 144A 10.875% 10/15/2025	184,000	218,960
Windstream Services LLC / Windstream Finance Corp - 144A 8.750% 12/15/2024	356,000	248,754
		3,285,908
Utilities (1.1%)
AES Corp/VA 4.875% 05/15/2023	15,000	15,280
AES Corp/VA 5.500% 03/15/2024	10,000	10,400
AES Corp/VA 6.000% 05/15/2026	10,000	10,800
AmeriGas Partners LP / AmeriGas Finance Corp 5.875% 08/20/2026	70,000	72,100
AmeriGas Partners LP / AmeriGas Finance Corp 5.500% 05/20/2025	40,000	40,400
Dynegy Inc 7.375% 11/01/2022	45,000	47,475
Dynegy Inc 7.625% 11/01/2024	25,000	26,813
NRG Energy Inc 6.250% 07/15/2022	40,000	41,600
NRG Energy Inc 6.625% 01/15/2027	30,000	31,725
Calpine Corp - 144A 5.250% 06/01/2026	30,000	29,400
Dynegy Inc - 144A 8.000% 01/15/2025	25,000	27,064
		353,057

TOTAL CORPORATE BONDS (COST: $29,306,932)		$29,551,473

COMMON STOCKS (2.1%)
Energy (0.2%)	Shares
Halcon Resources Corp	6,520	$49,356

Consumer Discretionary (1.7%)
Caesars Entertainment Corp	11,470	$145,096
^VICI Properties, Inc	20,727	424,904
		$570,000
Material (0.2%)
^Uci International Holdings Inc	2,633	$48,052

TOTAL COMMON STOCK (COST: $596,788)		$667,408

PRIVATE EQUITY (0.4%)
Materials (0.4%)	Shares
+^(4)Reichhold Cayman	162	$140,130

TOTAL PRIVATE EQUITY (COST: $120,561)		$140,130

WARRANTS (0.0%)
Industrials (0.0%)	Shares
+Jack Cooper Enterprises Inc	175	$0
+Jack Cooper Enterprises Inc	99	0
		$0

TOTAL WARRANTS (COST:$0)		$0

TOTAL INVESTMENTS IN SECURITIES (COST: $30,024,281) (93.1%)		$30,359,011
OTHER ASSETS LESS LIABILITIES (6.9%)		2,264,562

NET ASSETS (100.0%)		$32,623,573

(1) Interest or dividend is paid-in-kind, when applicable. Rate paid in-kind is shown in parenthesis.
(2) Issue is in default.
(3) This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(4) Non-income producing security.

+ The Level 3 assets were a result of unavailable quoted prices from and active market or the unavailability of other significant observable inputs. Total market value of Level 3 securities amount to $140,130, representing 0.4% of net assets as of December 31, 2017.

* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.
^ Deemed by management to be illiquid security. See note 2. Total market value of illiquid securities amount to $658,953, representing 2.0% of net assets as of December 31, 2017.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid under procedures approved by the Fund’s Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A Securities amounts to $12,493,278, representing 38.3% of net assets as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PORTFOLIO MARKET SECTORS December 31, 2017

Energy	89.0%
Utilities	4.1%
Cash Equivalents and Other	2.8%
Industrials	2.7%
Materials	1.4%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS December 31, 2017

		Fair
	Shares	Value
COMMON STOCKS (97.2%)

Energy (89.0%)
Anadarko Petroleum Corp	60,000	$3,218,400
Andeavor	160,000	18,294,400
Archrock Inc	300,000	3,150,000
Baker Hughes a GE Co	160,000	5,062,400
*Callon Petroleum Co	950,000	11,542,500
*Cheniere Energy Inc	50,000	2,692,000
Cimarex Energy Co	55,000	6,710,550
*Continental Resources Inc/OK	175,000	9,269,750
*Diamondback Energy Inc	180,000	22,725,000
EOG Resources Inc	53,000	5,719,230
Enbridge Inc	340,000	13,297,400
Exxon Mobil Corp	130,000	10,873,200
*Fairmount Santrol Holdings Inc	280,000	1,464,400
*Forum Energy Technologies Inc	760,000	11,818,000
Halliburton Co	410,000	20,036,700
Hess Corp	70,000	3,322,900
*#Independence Contract Drilling Inc	520,000	2,069,600
*Keane Group Inc	380,000	7,223,800
Kinder Morgan Inc/DE	960,000	17,347,200
ONEOK Inc	435,000	23,250,750
*Parsley Energy Inc	655,000	19,283,200
Patterson-UTI Energy Inc	260,000	5,982,600
Phillips 66	160,000	16,184,000
Pioneer Natural Resources Co	115,000	19,877,750
*ProPetro Holding Corp	1,000,000	20,160,000
RPC Inc	660,000	16,849,800
*RSP Permian Inc	180,000	7,322,400
Schlumberger Ltd	205,000	13,814,950
SemGroup Corp	230,000	6,946,000
*SMART SAND INC	120,000	1,039,200
*TETRA Technologies Inc	60,000	256,200
TransCanada Corp	180,000	8,755,200
US Silica Holdings Inc	580,000	18,884,800
Valero Energy Corp	74,000	6,801,340
Williams Cos Inc/The	660,000	20,123,400
Core Laboratories NV	75,000	8,216,250
		389,585,270
Industrials (2.7%)
Canadian Pacific Railway Ltd	65,000	11,879,400

Materials (1.4%)
*Flotek Industries Inc	380,000	1,770,800
Westlake Chemical Corp	23,000	2,450,190
LyondellBasell Industries NV	18,000	1,985,760
		6,206,750
Utilities (4.1%)
CenterPoint Energy Inc	340,000	9,642,400
OGE Energy Corp	250,000	8,227,500
		17,869,900

TOTAL COMMON STOCKS (COST: $370,877,940)		$425,541,320

OTHER ASSETS AND LIABILITES (2.8%)		$12,034,351

NET ASSETS (100.0%)		$437,575,671

* Non-income producing
# Deemed by management to be illiquid security. See Note 2. Total market value of illiquid securities amounts to $2,069,600, representing 0.5% of net asset as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities | December 31, 2017

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund	Fund
ASSETS
Investments in securities, at value (cost: $131,841,551, $4,669,144, and $25,858,401, respectively)	$147,361,415	$5,096,161	$34,777,233
Cash and cash equivalents	2,628,847	414,573	696,177
Receivable for Fund shares sold	140,105	25,000	50,776
Accrued dividends receivable	389,075	19,801	44,958
Accrued interest receivable	1,036	97	528
Receivable from affiliate	0	4	0
Prepaid expenses	24,844	7,342	13,138
Total assets	$150,545,322	$5,562,978	$35,582,810

LIABILITIES
Payable for Fund shares redeemed	$184,777	$6,308	$20,446
Dividends payable	162,150	1,769	0
Trustees’ fees payable	10,913	173	2,492
Payable to affiliates	98,412	0	33,452
Accrued expenses	15,452	4,149	10,666
Total liabilities	$471,704	$12,399	$67,056

NET ASSETS	$150,073,618	$5,550,579	$35,515,754

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$134,432,749	$5,123,562	$26,571,102
Accumulated undistributed net realized gain (loss) on investments	(4,273)	(426)	0
Accumulated undistributed net investment income (loss)	125,278	426	25,820
Unrealized appreciation (depreciation) on investments	15,519,864	427,017	8,918,832

NET ASSETS	$150,073,618	$5,550,579	$35,515,754

Net Assets - Class A	$111,695,537	$2,320,619	$34,600,272
Net Assets - Class C	$17,126,344	$292,301	$225,302
Net Assets - Class I	$21,251,737	$2,937,659	$690,180
Shares outstanding - Class A	7,609,587	186,669	646,649
Shares outstanding - Class C	1,173,700	23,569	4,212
Shares outstanding - Class I	1,446,959	236,290	12,903
Net asset value per share - Class A*	$14.68	$12.43	$53.51
Net asset value per share - Class C*	$14.59	$12.40	$53.49
Net asset value per share - Class I	$14.69	$12.43	$53.49
Public offering price per share – Class A (sales charge of 5.00%)	$15.45	$13.08	$56.33

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities | December 31, 2017

	High	WB/MNA
	Income	Stock
	Fund	Fund
ASSETS
Investments in securities, at value (cost: $30,024,281 and $370,877,940, respectively)	$30,359,011	$425,541,320
Cash and cash equivalents	1,785,983	13,544,921
Receivable for Fund shares sold	57,249	66,925
Accrued dividends receivable	1,108	243,660
Accrued interest receivable	503,705	6,311
Prepaid expenses	10,280	63,131
Total assets	$32,717,336	$439,466,268

LIABILITIES
Payable for Fund shares redeemed	$29,087	$1,142,891
Dividends payable	31,289	0
Trustees’ fees payable	2,386	37,920
Payable to affiliates	22,615	554,696
Accrued expenses	8,386	155,740
Total liabilities	$93,763	$1,891,247

NET ASSETS	$32,623,573	$437,575,021

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$34,054,116	$546,592,033
Accumulated undistributed net realized gain (loss) on investments	(1,765,273)	(163,916,030)
Accumulated undistributed net investment income (loss)	0	235,638
Unrealized appreciation (depreciation) on investments	334,730	54,663,380

NET ASSETS	$32,623,573	$437,575,021

Net Assets - Class A	$24,628,294	$339,384,411
Net Assets - Class C	$5,397,086	$37,628,853
Net Assets - Class I	$2,598,193	$60,561,757
Shares outstanding - Class A	3,155,608	61,931,749
Shares outstanding - Class C	690,033	6,933,193
Shares outstanding - Class I	333,163	11,079,005
Net asset value per share - Class A*	$7.80	$5.48
Net asset value per share - Class C*	$7.82	$5.43
Net asset value per share - Class I	$7.80	$5.47
Public offering price per share – Class A (sales charge of 4.25% and 5.00%, respectively)	$8.15	$5.77

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations | For the Year Ended December 31, 2017

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund	Fund
INVESTMENT INCOME
Interest	$7,157	$577	$3,817
Dividends (net of foreign withholding taxes of $24,307, $5,946, and $0, respectively)	5,676,147	130,309	778,080
Total investment income	$5,683,304	$130,886	$781,897

EXPENSES
Investment advisory fees	$1,115,027	$17,321	$337,391
Distribution (12b-1) fees - Class A	295,833	3,343	82,782
Distribution (12b-1) fees - Class C	150,779	1,306	1,777
Transfer agent fees	279,602	16,160	72,725
Administrative service fees	256,116	51,101	95,212
Professional fees	28,611	3,062	9,074
Reports to shareholders	7,769	738	6,688
License, fees, and registrations	77,971	1,507	22,979
Audit fees	13,284	209	2,908
Trustees’ fees	10,913	173	2,492
Transfer agent out-of-pockets	25,944	260	14,074
Custodian fees	15,320	3,366	5,641
Legal fees	10,395	167	2,395
Insurance expense	4,075	54	1,102
Total expenses	$2,291,639	$98,767	$657,240
Less expenses waived or reimbursed (See Note 7)	(805,475)	(91,773)	(235,224)
Total net expenses	$1,486,164	$6,994	$422,016

NET INVESTMENT INCOME (LOSS)	$4,197,140	$123,892	$359,881

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$7,371,905	$138,192	$1,348,985
Net change in unrealized appreciation (depreciation) of investments	3,624,853	246,834	4,092,657
Net realized and unrealized gain (loss) on investments	$10,996,758	$385,026	$5,441,642

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,193,898	$508,918	$5,801,523

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations | For the Year Ended December 31, 2017

	High	WB/MNA
	Income	Stock
	Fund	Fund
INVESTMENT INCOME
Interest	$1,905,110	$101,052
Dividends (net of foreign withholding taxes of $0, and $190,629, respectively)	0	8,232,148
Total investment income	$1,905,110	$8,333,200

EXPENSES
Investment advisory fees	$274,307	$2,569,616
Distribution (12b-1) fees - Class A	62,782	2,105,702
Distribution (12b-1) fees - Class C	53,004	416,202
Transfer agent fees	50,721	842,852
Administrative service fees	93,168	736,068
Professional fees	8,642	97,969
Reports to shareholders	2,477	120,009
License, fees, and registrations	19,317	101,890
Audit fees	2,807	44,795
Trustees’ fees	2,386	37,920
Transfer agent out-of-pockets	5,793	297,058
Custodian fees	9,861	62,929
Legal fees	2,290	38,570
Insurance expense	1,017	16,298
Total expenses	$588,572	$7,487,878
Less expenses waived or reimbursed (See Note 7)	(188,884)	0
Total net expenses	$399,688	$7,487,878

NET INVESTMENT INCOME (LOSS)	$1,505,422	$845,322

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$141,040	$(14,327,931)
Net change in unrealized appreciation (depreciation) of investments	458,293	(46,858,694)
Net realized and unrealized gain (loss) on investments	$599,333	$(61,186,625)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,104,755	$(60,341,303)

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the Year Ended December 31, 2017

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$4,197,140	$123,892	$359,881
Net realized gain (loss) from investment transactions	7,371,905	138,192	1,348,985
Net change in unrealized appreciation (depreciation) of investments	3,624,853	246,834	4,092,657
Net increase (decrease) in net assets resulting from operations	$15,193,898	$508,918	$5,801,523

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(3,318,503)	$(64,608)	$(352,301)
Net investment income - Class C	(340,432)	(6,374)	(547)
Net investment income - Class I	(538,205)	(52,910)	(8,200)
Net realized gain on investments - Class A	(5,792,431)	(60,024)	(2,029,196)
Net realized gain on investments - Class C	(884,466)	(7,236)	(10,839)
Net realized gain on investments - Class I	(1,125,623)	(79,472)	(38,245)
Total distributions	$(11,999,660)	$(270,624)	$(2,439,328)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$47,417,556	$1,817,688	$2,485,097
Proceeds from sale of shares - Class C	8,292,796	273,560	44,532
Proceeds from sale of shares - Class I	21,959,709	2,299,876	474,307
Proceeds from reinvested dividends - Class A	8,218,352	120,152	2,257,928
Proceeds from reinvested dividends - Class C	1,142,557	11,489	11,184
Proceeds from reinvested dividends - Class I	1,260,766	130,244	36,834
Cost of shares redeemed - Class A	(53,902,467)	(909,317)	(6,387,802)
Cost of shares redeemed - Class C	(2,982,963)	(119,695)	(29,745)
Cost of shares redeemed - Class I	(8,098,852)	(19,151)	(81,337)
Net increase (decrease) in net assets resulting from capital share transactions	$23,307,454	$3,604,846	$(1,189,002)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$26,501,692	$3,843,140	$2,173,193
NET ASSETS, BEGINNING OF PERIOD	123,571,926	1,707,439	33,342,561
NET ASSETS, END OF PERIOD	$150,073,618	$5,550,579	$35,515,754

Accumulated undistributed net investment income	$125,278	$426	$25,820

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the Year Ended December 31, 2017

	High	WB/MNA
	Income	Stock
	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,505,422	$845,322
Net realized gain (loss) from investment transactions	141,040	(14,327,931)
Net change in unrealized appreciation (depreciation) of investments	458,293	(46,858,694)
Net increase (decrease) in net assets resulting from operations	$2,104,755	$(60,341,303)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(1,198,070)	$(394,224)
Net investment income - Class C	(213,301)	0
Net investment income - Class I	(94,051)	(444,234)
Total distributions	$(1,505,422)	$(838,458)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$1,939,264	$34,155,304
Proceeds from sale of shares - Class C	933,233	4,679,451
Proceeds from sale of shares - Class I	2,508,280	68,161,442
Proceeds from reinvested dividends - Class A	936,421	360,487
Proceeds from reinvested dividends - Class C	168,562	0
Proceeds from reinvested dividends - Class I	46,383	413,209
Cost of shares redeemed - Class A	(4,250,897)	(232,989,380)
Cost of shares redeemed - Class C	(1,097,224)	(14,153,074)
Cost of shares redeemed - Class I	(624,672)	(21,301,549)
Net increase (decrease) in net assets resulting from capital share transactions	$559,350	$(160,674,110)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$1,158,683	$(221,853,871)
NET ASSETS, BEGINNING OF PERIOD	31,464,890	659,428,892
NET ASSETS, END OF PERIOD	$32,623,573	$437,575,021

Accumulated undistributed net investment income	$0	$235,638

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the Year/Period ended December 30, 2016

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund^	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,520,121	$47,603	$476,169
Net realized gain (loss) from investment transactions	1,352,854	47,021	1,219,205
Net change in unrealized appreciation (depreciation) of investments	9,899,138	180,183	1,494,053
Net increase (decrease) in net assets resulting from operations	$13,772,113	$274,807	$3,189,427

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(2,336,837)	$(36,917)	$(470,836)
Net investment income - Class C	(128,676)	(2,884)	(1,364)
Net investment income - Class I *	(54,608)	(7,802)	(3,691)
Net realized gain on investments - Class A	(380,656)	(27,095)	(271,638)
Net realized gain on investments - Class C	(35,986)	(2,637)	(1,505)
Net realized gain on investments - Class I *	(19,588)	(8,748)	(1,871)
Total distributions	$(2,956,351)	$(86,083)	$(750,905)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$71,646,123	$1,578,445	$3,181,552
Proceeds from sale of shares - Class C	9,708,184	100,000	72,717
Proceeds from sale of shares - Class I*	5,788,433	342,802	219,569
Proceeds from reinvested dividends - Class A	2,382,811	63,177	701,553
Proceeds from reinvested dividends - Class C	147,178	638	2,870
Proceeds from reinvested dividends - Class I *	66,540	16,551	5,562
Cost of shares redeemed - Class A	(20,375,800)	(582,868)	(9,064,062)
Cost of shares redeemed - Class C	(641,667)	0	(72,452)
Cost of shares redeemed - Class I *	(82,344)	(30)	(15)
Net increase (decrease) in net assets resulting from capital share transactions	$68,639,458	$1,518,715	$(4,952,706)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$79,455,220	$1,707,439	$(2,514,184)
NET ASSETS, BEGINNING OF PERIOD	44,116,706	0	35,856,745
NET ASSETS, END OF PERIOD	$123,571,926	$1,707,439	$33,342,561

Accumulated undistributed net investment income	$0	$0	$1,672

* All Funds began offering Class I shares August 1, 2016.

^ Commenced operations on May 2, 2016.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the Year ended December 30, 2016

	High	WB/MNA
	Income	Stock
	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,566,635	$778,551
Net realized gain (loss) from investment transactions	(974,804)	(77,646,904)
Net change in unrealized appreciation (depreciation) of investments	3,517,886	268,699,326
Net increase (decrease) in net assets resulting from operations	$4,109,717	$191,830,973

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(1,310,371)	$(715,220)
Net investment income - Class C	(245,630)	0
Net investment income - Class I *	(10,634)	(63,331)
Return of capital - Class A	0	(312,604)
Return of capital - Class I *	0	(27,681)
Total distributions	$(1,566,635)	$(1,118,836)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$2,970,740	$84,107,881
Proceeds from sale of shares - Class C	332,568	9,718,011
Proceeds from sale of shares - Class I *	644,408	14,157,242
Proceeds from reinvested dividends - Class A	1,025,633	935,083
Proceeds from reinvested dividends - Class C	183,595	0
Proceeds from reinvested dividends - Class I *	9,848	90,390
Cost of shares redeemed - Class A	(4,895,807)	(157,289,805)
Cost of shares redeemed - Class C	(1,342,341)	(10,920,586)
Cost of shares redeemed - Class I *	(14,204)	(298,455)
Net increase (decrease) in net assets resulting from capital share transactions	$(1,085,560)	$(59,500,239)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$1,457,522	$131,211,898
NET ASSETS, BEGINNING OF PERIOD	30,007,368	528,216,994
NET ASSETS, END OF PERIOD	$31,464,890	$659,428,892

Accumulated undistributed net investment income	$0	$0

* All Funds began offering Class I shares on August 1, 2016.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1: Organization

The Integrity Funds (the “Trust”) was organized as a Delaware statutory trust on October 31, 1997 and commenced operations on October 31, 1997. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company, consisting of five series (the “Funds”).

Integrity Dividend Harvest Fund (the “Dividend Harvest Fund”), a non-diversified fund, seeks high current income with long term appreciation as a secondary objective. Integrity Energized Dividend Fund (the “Energized Dividend Fund”), a non-diversified fund, seeks long-term appreciation while providing high current income. Integrity Growth & Income Fund (the “Growth & Income Fund”), a diversified fund, seeks to provide long-term growth of capital with dividend income as a secondary objective. Integrity High Income Fund (the “High Income Fund”), a non-diversified fund, seeks a high level of current income with capital appreciation as a secondary objective. Williston Basin/Mid-North America Stock Fund (the “WB/MNA Stock Fund”), a diversified fund, seeks to provide long-term growth through capital appreciation.

Each Fund in the Trust currently offers Class A, C, and I shares. The Class A shares of Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, High Income Fund, and WB/MNA Stock Fund are sold with an initial sales charge of 5.00%, 5.00%, 5.00%, 4.25%, and 5.00%, respectively, and a distribution fee of up to 0.25% on an annual basis. Class C shares are sold without a sales charge and are subject to a distribution fee of up to 1.00% on an annual basis. Class I shares are sold without a sales charge or distribution fee. The three classes of shares represent interest in each Fund’s same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

Each Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

NOTE 2: Summary of Significant Accounting Policies

Investment security valuation—Securities for which market quotations are available are valued as follows: (a) Listed securities are valued at the closing price obtained from the respective primary exchange on which the security is listed or, if there were no sales on that day, at its last reported current bid price; (b) Unlisted securities are valued at the last current bid price obtained from the National Association of Securities Dealers’ Automated Quotation System. The Funds’ administrative services agent, Integrity Fund Services, LLC (“Integrity Fund Services” or “IFS”) obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as: institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by IFS using methods and procedures reviewed and approved by the Board of Trustees. Refer to Note 3 for further disclosures related to the inputs used to value the Funds’ investments. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at the investment company’s net asset value per share.

When-issued securities—The Funds may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The values of the securities purchased on a when-issued basis are identified as such in each Fund’s Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—Investments in Class A shares of $1 million or more may be subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Investments in Class C shares (in any amount) may be subject to a 1.00% CDSC if redeemed within 12 months of purchase.

Federal and state income taxes—Each Fund is a separate taxpayer for federal income tax purposes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

As of and during the year/period ended December 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on debt securities are accreted and amortized using the effective yield method over the lives of the respective securities for financial statement purposes.

Cash and cash equivalents—The Funds consider investments in an FDIC insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Security transactions, investment income, expenses and distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recognized on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable countries’ tax rules and regulations. The Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, and WB/MNA Stock Fund will declare and pay dividends from net investment income at least annually. The High Income Fund declares dividends from net investment income daily and pays such dividends monthly. Dividends are reinvested in additional shares of the Funds at net asset value or paid in cash. Capital gains, when available, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses due to wash sales. In addition, other amounts have been reclassified within the composition of net assets to more appropriately conform financial accounting to tax basis treatment.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Use of estimates—The financial statements have been prepared with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Common expenses—Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Multiple class allocations—The High Income Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses. Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, and WB/MNA Stock Fund use the relative net assets method to allocate income, fund-wide expenses, gains and losses. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class.

Illiquid securities—A security may be considered to be illiquid if it has a limited trading market. Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. These securities are valued at fair value as described above. Each Fund intends to hold no more than 15% of its net assets in illiquid securities. Of the illiquid securities listed on the Schedule of Investments, the following securities are considered to be restricted as of December 31, 2017:

High Income Fund	Shares	Dates Acquired	Cost Basis	Fair Value
VICI Properties, Inc – Common Stock	20,727	10/9/17	229,642	424,904
Reichhold Cayman – Private Equity	162	4/1/15	120,561	140,130

NOTE 3: Fair Value Measurements

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 inputs are based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2017:

Dividend Harvest Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$147,361,415	$0	$0	$147,361,415
Total	$147,361,415	$0	$0	$147,361,415

Energized Dividend Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$5,096,161	$0	$0	$5,096,161
Total	$5,096,161	$0	$0	$5,096,161

Growth & Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$34,777,233	$0	$0	$34,777,233
Total	$34,777,233	$0	$0	$34,777,233

High Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$619,356	$48,052	$0	$667,408
Private Equity	0	0	140,130	140,130
Corporate Bonds	0	29,551,473	0	29,551,473
Warrants	0	0	0	0
Total	$619,356	$29,599,525	$140,130	$30,359,011

WB/MNA Stock Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$425,541,320	$0	$0	$425,541,320
Total	$425,541,320	$0	$0	$425,541,320

Please refer to the Schedules of Investments for sector classification. There were no transfers into or out of Level 1 or Level 2 during the year ended December 31, 2017. The Funds consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period. The Funds did not hold any derivative instruments at any time during the year ended December 31, 2017.

A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments, is presented when a Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

The changes of the fair value of investments during the year ended December 31, 2017 , for which the Funds have used Level 3 inputs to determine the fair value are as follow:

	Balance as		Amortization/	Change in unrealized	Balance as
High Income Fund	of 12/30/16	Sales	accretion	appreciation/depreciation	of 12/31/17
Private Equity	$106,758	$0	$0	$33,372	$140,130
Term Loans	$180,147	($180,147)	$0	$0	$0

Asset Class	Fair Value at December 31, 2017	Valuation Technique	Unobservable Inputs	Multiple	Impact to Valuation From Input Increases
Private Equity	$140,130	Market Approach	EBITDA Multiple	7.2x	Increase

Unobservable inputs used in the fair value measurement of the Funds’ investments are listed above. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in working capital may increase (decrease) the fair value measurement.

NOTE 4: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2017, were as follows:

	Dividend	Energized	Growth &	High	WB/MNA
	Harvest Fund	Dividend Fund	Income Fund	Income Fund	Stock Fund
Purchases	$79,985,106	$4,406,246	$10,764,068	$9,146,090	$205,838,909
Sales	$65,590,599	$1,396,641	$14,511,659	$8,816,478	$351,981,418

NOTE 5: Capital Share Transactions

Transactions in capital shares were as follows:

Year Ended 12/31/17:	Dividend	Energized	Growth &	High	WB/MNA
	Harvest	Dividend	Income	Income	Stock
Class A	Fund	Fund	Fund	Fund	Fund
Shares sold	3,235,571	152,980	46,691	248,568	6,270,079
Shares issued from reinvestments	556,988	10,014	42,102	120,018	65,782
Shares redeemed	(3,669,437)	(81,700)	(122,899)	(545,362)	(44,411,374)
Net increase (decrease)	123,122	81,294	(34,106)	(176,776)	(38,075,513)

Class C
Shares sold	570,659	22,657	832	119,496	874,007
Shares issued from reinvestments	77,901	938	209	21,546	0
Shares redeemed	(203,612)	(10,088)	(583)	(140,622)	(2,751,346)
Net increase (decrease)	444,948	13,507	458	420	(1,877,339)

Class I
Shares sold	1,497,044	192,506	9,084	322,665	12,629,137
Shares issued from reinvestments	85,332	10,617	687	5,942	75,541
Shares redeemed	(547,196)	(1,607)	(1,574)	(80,068)	(4,141,731)
Net increase (decrease)	1,035,180	201,516	8,197	248,539	8,562,947

Year Ended 12/30/16:	Dividend	Energized	Growth &	High	WB/MNA
	Harvest	Dividend	Income	Income	Stock
Class A	Fund	Fund	Fund	Fund	Fund
Shares sold	5,262,672	155,113	69,369	400,852	17,719,326
Shares issued from reinvestments	170,305	5,686	14,459	139,196	157,160
Shares redeemed	(1,496,270)	(55,424)	(194,834)	(668,318)	(31,657,888)
Net increase (decrease)	3,936,707	105,375	(111,006)	(128,270)	(13,781,402)

Class C
Shares sold	710,008	10,000	1,567	44,168	2,111,198
Shares issued from reinvestments	10,453	62	59	24,895	0
Shares redeemed	(48,412)	0	(1,608)	(183,873)	(2,184,967)
Net increase (decrease)	672,049	10,062	18	(114,810)	(73,769)

Class I
Shares sold	412,967	33,313	4,591	85,189	2,552,259
Shares issued from reinvestments	4,647	1,464	115	1,291	15,217
Shares redeemed	(5,835)	(3)	0	(1,856)	(51,418)
Net increase (decrease)	411,779	34,774	4,706	84,624	2,516,058

NOTE 6: Income Tax Information

At December 31, 2017, the unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

	Dividend Harvest Fund	Energized Dividend Fund	Growth & Income Fund	High Income Fund	WB/MNA Stock Fund
Investments at cost	$131,720,546	$4,673,847	$25,832,581	$30,025,966	$370,642,302
Unrealized appreciation	16,300,648	450,722	9,293,612	1,261,235	70,184,102
Unrealized depreciation	(659,779)	(28,408)	(348,960)	(928,190)	(15,285,084)
Net unrealized appreciation (depreciation)*	$15,640,869	$422,314	$8,944,652	$333,045	$54,899,018

*Differences between financial reporting-basis and tax-basis unrealized appreciation/ (depreciation) are due to differing treatment of wash sales.

The tax character of distributions paid was as follows:

Year Ended 12/31/17:	Dividend Harvest Fund	Energized Dividend Fund	Growth & Income Fund	High Income Fund	WB/MNA Stock Fund
Ordinary Income	$6,843,837	$227,037	$597,288	$1,505,422	$609,684
Capital Gain	5,030,545	43,587	1,816,724	0	0
Return of Capital	125,278	0	25,316	0	228,774
Total	$11,999,660	$270,624	$2,439,328	$1,505,422	$838,458

Year Ended 12/30/16:	Dividend Harvest Fund	Energized Dividend Fund	Growth & Income Fund	High Income Fund	WB/MNA Stock Fund
Ordinary Income	$2,956,351	$86,083	$475,891	$1,566,635	$778,551
Capital Gain	0	0	275,014	0	0
Return of Capital	0	0	0	0	340,285
Total	$2,956,351	$86,083	$750,905	$1,566,635	$1,118,836

As of December 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Dividend Harvest Fund	Energized Dividend Fund	Growth & Income Fund	High Income Fund	WB/MNA Stock Fund
Undistributed ordinary income	$0	$1,097	$0	$0	$0
Accumulated capital and other losses	$0	$3,606	$0	($1,763,588)	($163,916,030)
Unrealized appreciation/ (depreciation)*	15,640,869	422,314	8,944,652	333,045	54,899,018
Total accumulated earnings/ (deficit)	$15,640,869	$427,017	$8,944,652	($1,430,543)	($109,017,012)

*Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of wash sales and temporary return of capital adjustments.

Net capital losses incurred after October 31 and within the tax year are deemed to arise on the first business day of the Funds’ next taxable year.

Under the Regulated Investment Company Modernization Act of 2010 (“Act”), funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period of time. The short-term and long-term character of such losses are retained rather than being treated as short-term as under previous law. Pre-enactment losses are eligible to be carried forward for a maximum period of eight years. Pursuant to the Act, post-enactment capital losses must be utilized before pre-enactment capital losses. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. The Funds’ capital loss carryforward amounts as of December 31, 2017, are as follows:

	High Income Fund	WB/MNA Stock Fund
Expires in 2018	$794,228	$0
Non-expiring short-term losses	0	85,121,812
Non-expiring long-term losses	969,360	78,794,218
Total Capital Loss Carryforwards	$1,763,588	$163,916,030

For the year ended December 31, 2017, the High Income Fund had expired capital loss carryforwards of $14,842,642, which was reclassified to paid in capital. High Income Fund utilized $93,871 of capital loss carryforwards against current year capital gains. Dividend Harvest Fund reclassified $125,278 of paid in capital to accumulated net investment income and $1 of paid in capital to accumulated gain/loss. Energized Dividend Fund reclassified $426 of accumulated gain/loss to accumulated net investment income. Growth & Income Fund and WB/MNA Stock Fund reclassified paid in capital to accumulated net investment income of $25,316 and $228,774, respectively.

NOTE 7: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management (“VFM”), the Funds’ investment adviser; Integrity Funds Distributor, LLC (“Integrity Funds Distributor” or “IFD”), the Funds’ underwriter and distributor; and Integrity Fund Services, the Funds’ transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC (“Corridor Investors” or “Corridor”), the Funds’ sponsor. For Integrity High Income Fund, JPMIM is the sub-adviser. A Trustee of the Funds is also a Governor of Corridor.

VFM provides investment advisory and management services to the Funds. The Investment Advisory Agreement (the “Advisory Agreement”) provides for fees to be computed at an annual rate of each Fund’s average daily net assets. VFM has also contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, taxes, brokerage fees, commissions and acquired fund fees and expenses, so that the net annual operating expenses do not exceed a certain rate. After April 30, 2018 (April 30, 2019 for High Income Fund), the expense limitations may be terminated or revised.

		Contractual Waiver %
	Advisory Fee %	Class A	Class C	Class I
Dividend Harvest Fund	0.75%	0.95%	1.70%	0.70%
Energized Dividend Fund	0.75%	1.05%	1.80%	0.80%
Growth & Income Fund	1.00%	1.25%	2.00%	1.00%
High Income Fund*	0.85%	0.89%	1.64%	0.64%
WB/MNA Stock Fund	0.50%	1.50%	2.00%	1.00%

* From January 1, 2017 through November 30, 2017 the contractual waivers were 1.15%, 1.90%, and 0.90% for Class A, C, and I, respectively.

VFM and affiliated service providers may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. Accordingly, after voluntary and contractual fee waivers and reimbursements, the Energized Dividend Fund’s actual total expenses for Class A, C, and I were 0.35%, 1.10%, and 0.10%, respectively, of average daily net assets for the year ended December 31, 2017. VFM and the affiliated service providers agreed to waive the affiliated service provider’s fees before waiving VFM’s management fee for the period January 1, 2017 through May 12, 2017. There are no recoupment provisions in place for waived/reimbursed fees. An expense limitation lowers expense ratios and increases returns to investors. VFM received payment of or credit for advisor related expenses used for the WB/MNA Stock Fund’s benefit. Certain Officers of the Funds are also Officers and Governors of VFM.

	Year Ended 12/31/17		Payable 12/31/17
	Advisory Fees*	Advisory Fees Waived	Advisory Fees*
Dividend Harvest Fund	$391,554	$723,473	$24,660
Energized Dividend Fund	$0	$17,321^	$0+
Growth & Income Fund	$127,804	$209,587	$8,952
High Income Fund	$105,933	$168,374	$630
WB/MNA Stock Fund	$2,569,616	$0	$172,799

* After waivers and reimbursements, if any.

^ Advisor reimbursed $52,958

+ Advisor waived $2,832 in advisory fees payable and reimbursed $6,348 of fees payable to affiliates and other accrued expenses at year-end.

IFD serves as the principal underwriter and distributor for the Funds and receives sales charges deducted from Fund share sales proceeds and CDSC from applicable Fund share redemptions. Also, the Funds have adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Funds, are paid by shareholders through expenses called “Distribution Plan expenses.” The Funds currently pay an annual distribution fee and/or service fee of up to 0.25% (0.50% for WB/MNA Stock Fund) for Class A and 1.00% for Class C of the average daily net assets. Class I shares do not have a 12b-1 plan in place. Certain Officers of the Funds are also Officers and Governors of IFD.

	Year Ended 12/31/17			Payable 12/31/17
	Sales		Distribution	Sales		Distribution
	Charges	CDSC	Fees*	Charges	CDSC	Fees*
Dividend Harvest Fund - A	$938,590	$0	$295,833	$0	$0	$22,086
Dividend Harvest Fund - C	$0	$9,347	$150,779	$0	$0	$13,557
Energized Dividend Fund - A	$45,905	$0	$3,343	$0	$0	$378
Energized Dividend Fund - C	$0	$0	$1,306	$0	$0	$172
Growth & Income Fund - A	$27,722	$0	$82,782	$0	$0	$6,856
Growth & Income Fund - C	$0	$0	$1,777	$0	$0	$147
High Income Fund - A	$32,708	$0	$62,782	$0	$0	$4,862
High Income Fund - C	$0	$42	$53,004	$0	$0	$4,242
WB/MNA Stock Fund - A	$672,203	$244	$2,105,702	$0	$0	$133,884
WB/MNA Stock Fund - C	$0	$10,834	$416,202	$0	$0	$29,368

IFS acts as the transfer agent for High Income Fund at a monthly variable fee equal to 0.12% on the first $0 to $200 million and at a lower rate in excess of $200 million of the Fund’s average daily net assets on an annual basis and an additional fee of $500 per month for each additional share class plus reimbursement of out-of-pocket expenses and sub-transfer agent out-of-pocket expenses. IFS acts as the transfer agent for Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, and WB/MNA Stock Fund at a monthly variable fee equal to 0.18% on the first $0 to $200 million, 0.15% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds’ average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and sub-transfer agent out-of-pocket expenses. Sub-transfer agent out-of-pocket expenses are included in the transfer agent fees below and in the transfer agent out-of-pocket balance on the Statements of Operations.

IFS also acts as the Funds’ administrative services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.14% on the first $0 to $200 million, 0.13% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds’ average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and an additional fee of $1,000 per month for each additional share class. Certain Officers of the Funds are also Officers and Governors of IFS.

	Year Ended 12/31/17				Payable 12/31/17
	Transfer	Transfer	Admin.	Admin.	Transfer	Admin.
	Agency	Agency	Service	Service	Agency	Service
	Fees*	Fees Waived	Fees*	Fees Waived	Fees*	Fees*
Dividend Harvest Fund	$262,888	$42,658	$216,772	$39,344	$17,657	$20,452
Energized Dividend Fund	$11,394	$5,026	$34,633	$16,468	$1,452	$4,342
Growth & Income Fund	$75,701	$11,098	$80,673	$14,539	$9,752	$7,745
High Income Fund	$49,311	$7,203	$79,861	$13,307	$5,471	$7,410
WB/MNA Stock Fund	$1,139,910	$0	$736,068	$0	$168,426	$50,219

* After waivers and reimbursements, if any.

NOTE 8: Principal Risks

The High Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The WB/MNA Stock Fund invests significantly in relatively few sectors, primarily the energy sector, and has more exposure to the price movement of this sector than funds that diversify their investments among many sectors.

NOTE 9: Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated the impact of all subsequent events on the Funds through the issuance date of these financial statements and has noted no such events requiring disclosure.

INTEGRITY DIVIDEND HARVEST FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/17	12/30/16	12/31/15	12/31/14	12/31/13
NET ASSET VALUE, BEGINNING OF PERIOD	$14.33	$12.23	$12.64	$12.05	$10.03

Income (loss) from investment operations:
Net investment income (loss)	$0.41	$0.39	$0.37	$0.36	$0.34
Net realized and unrealized gain (loss) on investments [2]	1.16	2.15	(0.24)	1.01	2.03
Total from investment operations	$1.57	$2.54	$0.13	$1.37	$2.37

Less Distributions:
Dividends from net investment income	$(0.41)	$(0.39)	$(0.37)	$(0.36)	$(0.34)
Distributions from net realized gains	(0.81)	(0.05)	(0.17)	(0.42)	(0.01)
Total distributions	$(1.22)	$(0.44)	$(0.54)	$(0.78)	$(0.35)

NET ASSET VALUE, END OF PERIOD	$14.68	$14.33	$12.23	$12.64	$12.05

Total Return (excludes any applicable sales charge)	11.10%	20.94%	1.12%	11.42%	23.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$111,696	$107,275	$43,425	$29,645	$19,581
Ratio of expenses to average net assets after waivers [1]	0.95%	0.95%	0.85%	0.60%	0.45%
Ratio of expenses to average net assets before waivers	1.49%	1.55%	1.58%	1.59%	1.76%
Ratio of net investment income to average net assets [1]	2.88%	3.26%	3.18%	2.98%	3.29%
Portfolio turnover rate	44.89%	25.56%	38.38%	32.99%	26.44%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

			Period
	Year	Year	From
	Ended	Ended	8/3/15^ to
	12/31/17	12/30/16	12/31/15
NET ASSET VALUE, BEGINNING OF PERIOD	$14.26	$12.20	$12.54

Income (loss) from investment operations:
Net investment income (loss)	$0.31	$0.31	$0.18
Net realized and unrealized gain (loss) on investments [2]	1.14	2.11	(0.17)
Total from investment operations	$1.45	$2.42	$0.01

Less Distributions:
Dividends from net investment income	$(0.31)	$(0.31)	$(0.18)
Distributions from net realized gains	(0.81)	(0.05)	(0.17)
Total distributions	$(1.12)	$(0.36)	$(0.35)

NET ASSET VALUE, END OF PERIOD	$14.59	$14.26	$12.20

Total Return (excludes any applicable sales charge)	10.26%	20.01%	0.14%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$17,126	$10,392	$692
Ratio of expenses to average net assets after waivers [1]	1.70%	1.70%	1.70%*
Ratio of expenses to average net assets before waivers	2.24%	2.30%	2.39%*
Ratio of net investment income to average net assets [1]	2.14%	2.40%	2.48%*
Portfolio turnover rate	44.89%	25.56%	38.38%**

*	Annualized.
**	Not Annualized.
[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

		Period
	Year	From
	Ended	8/1/16^ to
	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$14.34	$13.96

Income (loss) from investment operations:
Net investment income (loss)	$0.45	$0.22
Net realized and unrealized gain (loss) on investments [2]	1.16	0.43
Total from investment operations	$1.61	$0.65

Less Distributions:
Dividends from net investment income	$(0.45)	$(0.22)
Distributions from net realized gains	(0.81)	(0.05)
Total distributions	$(1.26)	$(0.27)

NET ASSET VALUE, END OF PERIOD	$14.69	$14.34

Total Return (excludes any applicable sales charge)	11.37%	4.67%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$21,252	$5,904
Ratio of expenses to average net assets after waivers [1]	0.70%	0.70%*
Ratio of expenses to average net assets before waivers	1.24%	1.31%*
Ratio of net investment income to average net assets [1]	3.14%	3.22%*
Portfolio turnover rate	44.89%	25.56%**

*	Annualized.
**	Not Annualized.
[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY ENERGIZED DIVIDEND FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

		Period
	Year	From
	Ended	5/2/16^ to
	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$11.37	$10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.50	$0.34
Net realized and unrealized gain (loss) on investments [2]	1.42	1.63
Total from investment operations	$1.92	$1.97

Less Distributions:
Dividends from net investment income	$(0.50)	$(0.34)
Distributions from net realized gains	(0.36)	(0.26)
Total distributions	$(0.86)	$(0.60)

NET ASSET VALUE, END OF PERIOD	$12.43	$11.37

Total Return (excludes any applicable sales charge)	17.47%	19.96%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$2,321	$1,198
Ratio of expenses to average net assets after waivers [1,3]	0.35%	0.17%*
Ratio of expenses to average net assets before waivers	4.49%	8.39%*
Ratio of net investment income to average net assets [1,3]	5.04%	5.13%*
Portfolio turnover rate	60.18%	30.17%**

*	Annualized.
**	Not Annualized.
[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[3]	The voluntary waiver, based on average net assets, amounted to 0.88% for the period ended 12/30/16, and 0.70% for the year ended 12/31/17.
^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY ENERGIZED DIVIDEND FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

		Period
	Year	From
	Ended	5/2/16^ to
	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$11.36	$10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.43	$0.29
Net realized and unrealized gain (loss) on investments [2]	1.40	1.62
Total from investment operations	$1.83	$1.91

Less Distributions:
Dividends from net investment income	$(0.43)	$(0.29)
Distributions from net realized gains	(0.36)	(0.26)
Total distributions	$(0.79)	$(0.55)

NET ASSET VALUE, END OF PERIOD	$12.40	$11.36

Total Return (excludes any applicable sales charge)	16.64%	19.30%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$292	$114
Ratio of expenses to average net assets after waivers [1,3]	1.10%	0.91%*
Ratio of expenses to average net assets before waivers	5.17%	12.55%*
Ratio of net investment income to average net assets [1,3]	4.36%	4.14%*
Portfolio turnover rate	60.18%	30.17%**

*	Annualized.
**	Not Annualized.
[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[3]	The voluntary waiver, based on average net assets, amounted to 0.89% for the period ended 12/30/16, and 0.70% for the year ended 12/31/17.
^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY ENERGIZED DIVIDEND FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

		Period
	Year	From
	Ended	8/1/16^ to
	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$11.37	$9.95

Income (loss) from investment operations:
Net investment income (loss)	$0.53	$0.27
Net realized and unrealized gain (loss) on investments [2]	1.42	1.68
Total from investment operations	$1.95	$1.95

Less Distributions:
Dividends from net investment income	$(0.53)	$(0.27)
Distributions from net realized gains	(0.36)	(0.26)
Total distributions	$(0.89)	$(0.53)

NET ASSET VALUE, END OF PERIOD	$12.43	$11.37

Total Return (excludes any applicable sales charge)	17.74%	19.80%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$2,938	$395
Ratio of expenses to average net assets after waivers [1,3]	0.10%	0.00%*
Ratio of expenses to average net assets before waivers	3.72%	5.54%*
Ratio of net investment income to average net assets [1,3]	5.96%	6.90%*
Portfolio turnover rate	60.18%	30.17%**

*	Annualized.
**	Not Annualized.
[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[3]	The voluntary waiver, based on average net assets, amounted to 0.80% for the period ended 12/30/16, and 0.70% for the year ended 12/31/17.
^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/17	12/30/16	12/31/15	12/31/14	12/31/13
NET ASSET VALUE, BEGINNING OF PERIOD	$48.38	$45.07	$47.03	$49.05	$42.80

Income (loss) from investment operations:
Net investment income (loss)	$0.58	$0.71	$0.35	$0.32	$0.17
Net realized and unrealized gain (loss) on investments [2]	8.46	3.72	(1.33)	2.71	11.67
Total from investment operations	$9.04	$4.43	$(0.98)	$3.03	$11.84

Less Distributions:
Dividends from net investment income	$(0.58)	$(0.71)	$(0.35)	$(0.32)	$(0.18)
Distributions from net realized gains	(3.33)	(0.41)	(0.63)	(4.73)	(5.41)
Total distributions	$(3.91)	$(1.12)	$(0.98)	$(5.05)	$(5.59)

NET ASSET VALUE, END OF PERIOD	$53.51	$48.38	$45.07	$47.03	$49.05

Total Return (excludes any applicable sales charge)	18.68%	9.81%	(2.10%)	6.01%	27.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$34,600	$32,933	$35,689	$36,187	$33,803
Ratio of expenses to average net assets after waivers [1]	1.25%	1.25%	1.25%	1.25%	1.36%
Ratio of expenses to average net assets before waivers	1.95%	1.92%	1.84%	1.80%	1.82%
Ratio of net investment income to average net assets [1]	1.07%	1.40%	0.77%	0.64%	0.37%
Portfolio turnover rate	32.42%	50.94%	49.88%	73.25%	116.11%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

			Period
	Year	Year	From
	Ended	Ended	8/3/15^ to
	12/31/17	12/30/16	12/31/15
NET ASSET VALUE, BEGINNING OF PERIOD	$48.38	$45.01	$49.50

Income (loss) from investment operations:
Net investment income (loss)	$0.17	$0.37	$0.27
Net realized and unrealized gain (loss) on investments [2]	8.44	3.78	(3.86)
Total from investment operations	$8.61	$4.15	$(3.59)

Less Distributions:
Dividends from net investment income	$(0.17)	$(0.37)	$(0.27)
Distributions from net realized gains	(3.33)	(0.41)	(0.63)
Total distributions	$(3.50)	$(0.78)	$(0.90)

NET ASSET VALUE, END OF PERIOD	$53.49	$48.38	$45.01

Total Return (excludes any applicable sales charge)	17.79%	9.18%	(7.25%)**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$225	$182	$168
Ratio of expenses to average net assets after waivers [1]	2.00%	2.00%	2.00%*
Ratio of expenses to average net assets before waivers	2.70%	2.68%	2.66%*
Ratio of net investment income (loss) to average net assets [1]	0.33%	0.64%	(0.01%)*
Portfolio turnover rate	32.42%	50.94%	49.88%**

*	Annualized.
**	Not Annualized.
[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

		Period
	Year	From
	Ended	8/1/16^ to
	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$48.36	$48.11

Income (loss) from investment operations:
Net investment income (loss)	$0.72	$0.80
Net realized and unrealized gain (loss) on investments [2]	8.46	0.66
Total from investment operations	$9.18	$1.46

Less Distributions:
Dividends from net investment income	$(0.72)	$(0.80)
Distributions from net realized gains	(3.33)	(0.41)
Total distributions	$(4.05)	$(1.21)

NET ASSET VALUE, END OF PERIOD	$53.49	$48.36

Total Return (excludes any applicable sales charge)	18.96%	3.04%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$690	$228
Ratio of expenses to average net assets after waivers [1]	1.00%	1.00%*
Ratio of expenses to average net assets before waivers	1.69%	1.70%*
Ratio of net investment income (loss) to average net assets [1]	1.30%	1.50%*
Portfolio turnover rate	32.42%	50.94%**

*	Annualized.
**	Not Annualized.
[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/17	12/30/16	12/31/15	12/31/14	12/31/13
NET ASSET VALUE, BEGINNING OF PERIOD	$7.66	$7.03	$7.75	$8.02	$7.98

Income (loss) from investment operations:
Net investment income (loss)	$0.37	$0.39	$0.40	$0.42	$0.45
Net realized and unrealized gain (loss) on investments [2]	0.14	0.63	(0.72)	(0.27)	0.04
Total from investment operations	$0.51	$1.02	$(0.32)	$0.15	$0.49

Less Distributions:
Dividends from net investment income	$(0.37)	$(0.39)	$(0.40)	$(0.42)	$(0.45)
Total distributions	$(0.37)	$(0.39)	$(0.40)	$(0.42)	$(0.45)

NET ASSET VALUE, END OF PERIOD	$7.80	$7.66	$7.03	$7.75	$8.02

Total Return (excludes any applicable sales charge)	6.78%	14.90%	(4.43%)	1.84%	6.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$24,628	$25,524	$24,338	$28,221	$28,045
Ratio of expenses to average net assets after waivers [1]	1.13%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets before waivers	1.71%	1.72%	1.66%	1.63%	1.65%
Ratio of net investment income to average net assets [1]	4.80%	5.34%	5.20%	5.25%	5.64%
Portfolio turnover rate	29.22%	27.61%	40.85%	34.86%	36.30%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/17	12/30/16	12/31/15	12/31/14	12/31/13
NET ASSET VALUE, BEGINNING OF PERIOD	$7.68	$7.05	$7.77	$8.04	$8.00

Income (loss) from investment operations:
Net investment income (loss)	$0.31	$0.34	$0.34	$0.36	$0.39
Net realized and unrealized gain (loss) on investments [2]	0.14	0.63	(0.72)	(0.27)	0.04
Total from investment operations	$0.45	$0.97	$(0.38)	$0.09	$0.43

Less Distributions:
Dividends from net investment income	$(0.31)	$(0.34)	$(0.34)	$(0.36)	$(0.39)
Total distributions	$(0.31)	$(0.34)	$(0.34)	$(0.36)	$(0.39)

NET ASSET VALUE, END OF PERIOD	$7.82	$7.68	$7.05	$7.77	$8.04

Total Return (excludes any applicable sales charge)	5.98%	14.02%	(5.12%)	1.08%	5.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$5,397	$5,293	$5,670	$9,343	$7,888
Ratio of expenses to average net assets after waivers [1]	1.88%	1.90%	1.90%	1.90%	1.90%
Ratio of expenses to average net assets before waivers	2.46%	2.47%	2.40%	2.38%	2.40%
Ratio of net investment income to average net assets [1]	4.03%	4.59%	4.43%	4.51%	4.89%
Portfolio turnover rate	29.22%	27.61%	40.85%	34.86%	36.30%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

		Period
	Year	From
	Ended	8/1/16^ to
	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$7.65	$7.52

Income (loss) from investment operations:
Net investment income (loss)	$0.39	$0.16
Net realized and unrealized gain (loss) on investments [2]	0.15	0.13
Total from investment operations	0.54	$0.29

Less Distributions:
Dividends from net investment income	$(0.39)	$(0.16)
Total distributions	$(0.39)	$(0.16)

NET ASSET VALUE, END OF PERIOD	$7.80	$7.65

Total Return (excludes any applicable sales charge)	7.19%	3.93%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$2,598	$648
Ratio of expenses to average net assets after waivers [1]	0.87%	0.90%*
Ratio of expenses to average net assets before waivers	1.46%	1.49%*
Ratio of net investment income to average net assets [1]	5.04%	5.18%*
Portfolio turnover rate	29.22%	27.61%**

*	Annualized.
**	Not Annualized.
[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/17	12/30/16	12/31/15	12/31/14	12/31/13
NET ASSET VALUE, BEGINNING OF PERIOD	$5.93	$4.31	$5.80	$6.84	$5.43

Income (loss) from investment operations:
Net investment income (loss)	$0.01	$0.01	$0.03	$0.00	$(0.01)
Net realized and unrealized gain (loss) on investments [2]	(0.45)	1.62	(1.49)	(0.78)	1.75
Total from investment operations	$(0.44)	$1.63	$(1.46)	$(0.78)	$1.74

Less Distributions:
Dividends from net investment income	$(0.01)	$(0.01)	$(0.03)	$0.00	$0.00
Distributions from net realized gains	0.00	0.00	0.00	(0.26)	(0.33)
Total distributions	$(0.01)	$(0.01)	$(0.03)	$(0.26)	$(0.33)

NET ASSET VALUE, END OF PERIOD	$5.48	$5.93	$4.31	$5.80	$6.84

Total Return (excludes any applicable sales charge)	(7.48%)	37.82%	(25.16%)	(11.43%)	32.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$339,385	$592,629	$490,052	$757,507	$701,872
Ratio of expenses to average net assets after waivers [1]	1.47%	1.46%	1.44%	1.39%	1.41%
Ratio of expenses to average net assets before waivers	1.47%	1.47%	1.44%	1.39%	1.41%
Ratio of net investment income (loss) to average net assets [1]	0.15%	0.17%	0.52%	(0.02%)	(0.26%)
Portfolio turnover rate	41.31%	55.17%	63.76%	67.68%	85.63%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

				Period
	Year	Year	Year	From
	Ended	Ended	Ended	5/1/14^ to
	12/31/17	12/30/16	12/31/15	12/31/14
NET ASSET VALUE, BEGINNING OF PERIOD	$5.89	$4.30	$5.79	$7.45

Income (loss) from investment operations:
Net investment income (loss)	$(0.02)	$(0.02)	$0.01	$(0.01)
Net realized and unrealized gain (loss) on investments [2]	(0.44)	1.61	(1.49)	(1.39)
Total from investment operations	$(0.46)	$1.59	$(1.48)	$(1.40)

Less Distributions:
Dividends from net investment income	$0.00	$0.00	$(0.01)	$0.00
Distributions from net realized gains	0.00	0.00	0.00	(0.26)
Total distributions	$0.00	$0.00	$(0.01)	$(0.26)

NET ASSET VALUE, END OF PERIOD	$5.43	$5.89	$4.30	$5.79

Total Return (excludes any applicable sales charge)	(7.81%)	36.98%	(25.52%)	(18.82%)**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$37,629	$51,909	$38,170	$30,809
Ratio of expenses to average net assets after waivers [1]	1.97%	1.96%	1.94%	1.89%*
Ratio of expenses to average net assets before waivers	1.97%	1.97%	1.94%	1.89%*
Ratio of net investment income (loss) to average net assets [1]	(0.34%)	(0.33%)	0.03%	(0.52%)*
Portfolio turnover rate	41.31%	55.17%	63.76%	67.68%**

*	Annualized.
**	Not Annualized.
[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

		Period
	Year	From
	Ended	8/1/16^ to
	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$5.92	$4.74

Income (loss) from investment operations:
Net investment income (loss)	$0.04	$0.03
Net realized and unrealized gain (loss) on investments [2]	(0.45)	1.19
Total from investment operations	$(0.41)	$1.22

Less Distributions:
Dividends from net investment income	$(0.04)	$(0.03)
Returns of capital	0.00	(0.01)
Total distributions	$(0.04)	$(0.04)

NET ASSET VALUE, END OF PERIOD	$5.47	$5.92

Total Return (excludes any applicable sales charge)	(6.92%)	25.66%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$60,562	$14,891
Ratio of expenses to average net assets after waivers [1]	0.97%	0.97%*
Ratio of expenses to average net assets before waivers	0.97%	0.97%*
Ratio of net investment income (loss) to average net assets [1]	0.71%	0.67%*
Portfolio turnover rate	41.31%	55.17%**

*	Annualized.
**	Not Annualized.
[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Integrity Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Integrity Funds, comprising Integrity Dividend Harvest Fund, Integrity Energized Dividend Fund, Integrity Growth & Income Fund, Integrity High Income Fund, and Williston Basin/Mid-North America Stock Fund (the “Funds”), as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the periods indicated in the period then ended, including the related notes, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two periods in the period then ended, and the financial highlights for each of the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2009.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 1, 2018

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Funds expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire one-half year period.

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid	Annualized
	Value	Value	During	Expense
	6/30/17	12/31/17	Period*	Ratio
Integrity Dividend Harvest Fund
Actual - Class A	$1,000.00	$1,083.80	$4.93	0.95%
Actual - Class C	$1,000.00	$1,079.80	$8.82	1.70%
Actual - Class I	$1,000.00	$1,085.20	$3.65	0.70%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,020.27	$4.78	0.95%
Hypothetical - Class C (5% return before expenses)	$1,000.00	$1,016.52	$8.55	1.70%
Hypothetical - Class I (5% return before expenses)	$1,000.00	$1,021.43	$3.53	0.70%
Integrity Energized Dividend Fund
Actual - Class A	$1,000.00	$1,228.80	$1.95	0.35%
Actual - Class C	$1,000.00	$1,224.20	$6.12	1.10%
Actual - Class I	$1,000.00	$1,230.20	$0.56	0.10%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,023.25	$1.77	0.35%
Hypothetical - Class C (5% return before expenses)	$1,000.00	$1,019.49	$5.56	1.10%
Hypothetical - Class I (5% return before expenses)	$1,000.00	$1,024.50	$0.51	0.10%
Integrity Growth & Income Fund
Actual - Class A	$1,000.00	$1,116.60	$6.60	1.25%
Actual - Class C	$1,000.00	$1,112.30	$10.53	2.00%
Actual - Class I	$1,000.00	$1,117.70	$5.28	1.00%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,018.77	$6.29	1.25%
Hypothetical - Class C (5% return before expenses)	$1,000.00	$1,015.03	$10.05	2.00%
Hypothetical - Class I (5% return before expenses)	$1,000.00	$1,020.01	$5.04	1.00%
Integrity High Income Fund
Actual - Class A	$1,000.00	$1,021.81	$5.59	1.11%
Actual - Class C	$1,000.00	$1,019.31	$9.36	1.86%
Actual - Class I	$1,000.00	$1,024.38	$4.33	0.86%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,019.47	$5.59	1.11%
Hypothetical - Class C (5% return before expenses)	$1,000.00	$1,015.73	$9.35	1.86%
Hypothetical - Class I (5% return before expenses)	$1,000.00	$1,020.73	$4.32	0.86%
Williston Basin/Mid-North America Stock Fund
Actual - Class A	$1,000.00	$1,124.30	$7.88	1.49%
Actual - Class C	$1,000.00	$1,121.90	$10.52	1.99%
Actual - Class I	$1,000.00	$1,126.80	$5.24	0.99%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,017.58	$7.48	1.49%
Hypothetical - Class C (5% return before expenses)	$1,000.00	$1,015.09	$9.99	1.99%
Hypothetical - Class I (5% return before expenses)	$1,000.00	$1,020.07	$4.98	0.99%

*Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied 183 days in the one-half year period, and divided by 365 days in the fiscal year (to reflect the one-half year period

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited)

Board Approval of Investment Advisory Agreement

Viking Fund Management, LLC (“Viking” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, LLC (“IFD”), the Fund’s underwriter; and Integrity Fund Services, LLC (“IFS”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC (“Corridor”), the Fund’s sponsor.

The approval and the continuation of a fund’s investment advisory and sub-advisory agreements must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund’s adviser. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 30, 2017, the Board of Trustees, including a majority of the independent Trustees of the Trusts, approved the Management and Investment Advisory Agreement (“Advisory Agreement”), between the Funds and Viking and the Sub-Advisory Agreement, between the Advisor and J.P. Morgan Investment Management Inc. (“JPMIM”).

The Trustees, including a majority of Trustees who are neither party to the Advisory or Sub-Advisory Agreements nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously renewed the Advisory and Sub-Advisory Agreements. In determining whether it was appropriate to renew the Advisory and Sub-Advisory Agreements, the Trustees requested information, provided by the Investment Adviser and each Sub-Adviser that it believed to be reasonably necessary to reach its conclusion. In connection with the renewal of the Advisory and Sub-Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission (“SEC”) directives relating to the renewal of advisory contracts, which include but are not limited to, the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;

(b)	the various personnel furnishing such services and their duties and qualifications;

(c)	the relevant fund’s investment performance as compared to standardized industry performance data;

(d)	the adviser’s costs and profitability of furnishing the investment management services to the fund;

(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;

(f)	an analysis of the rates charged by other investment advisers of similar funds;

(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and

(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Adviser’s services and its fees, the Trustees reviewed information concerning the performance of each Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the foregoing Funds, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to each Fund), and the expense waivers by the Adviser. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to each Fund. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Funds’ portfolio managers will continue to manage each Fund in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, extent and quality of services: The Investment Adviser currently provides services to twelve funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Funds’ future performance. The Investment Adviser has a strong culture of compliance and provides quality services. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate.

Investment performance: Upon a review of the total return history and category rankings of each Fund, the Trustees deemed the performance of each Fund to be satisfactory. In addition, each of the Funds has been meeting its investment objective.

As of July 31, 2017, the risk for: (1) Integrity Growth & Income Fund was below average for the 3 and 10-year periods, and above average for the 5-year period. (2) Williston Basin/Mid-North America Stock Fund was average for the 3 and 5-year periods, and below average for the 10-year period; (3) Integrity High Income Fund had average risk for the 3 and 5-year periods, and high risk for the 10-year time period; (4) Integrity Dividend Harvest Fund had a low risk rating for the 3 and 5-year periods; and (5) Integrity Energized Dividend Fund had no rating due to opening on May 2, 2016.

As of July 31, 2017, the Fund return rating for: (1) Integrity Growth & Income Fund was low for the 3-year period, and below average for the 5 and 10-year period; (2) Williston Basin/Mid-North America Stock Fund was average for the 3-year period, and high for the 5 and 10-year periods. (3) Integrity High Income Fund was above average for the 3-year time period, average for the 5-year period, and low for the 10-year time period. (4) Integrity Dividend Harvest Fund had a high return rating for the 3-year time period and below average for the 5-year period; and (5) Integrity Energized Dividend Fund had no rating due to opening on May 2, 2016.

As of July 31, 2017, the Fund performance for: (1) Integrity Growth & Income Fund for the 1, 3, 5 and 10-year periods was below its index for its peer group. It was below its median classification for the 1, 3, 5, and 10-year periods; (2) Williston Basin/Mid-North America Stock Fund was below its index for the 3-year period. It was above its index for the 1, 5, and 10-year periods for its peer group. It was above its median classification in the 1, 3, 5, and 10-year periods for its peer group; (3) Integrity High Income Fund was above its index for the 1, 3, and five-year time periods, and below in the 10-year period. It was at or above its median classification for the 1, 3, and 5-year periods and below its median for the 10-year period; (4) Integrity Dividend Harvest Fund was below its index for the 1, 3 and 5-year periods. It was above its median classification for the 3-year period, and below for the 1 and 5-year time periods; and (5) Integrity Energized Dividend Fund was at its index for the 1-year period. It was above its median classification for the 1-year period.

Profitability: In connection with its review of fees, the Board also considered the profitability of Viking for its advisory activities. In this regard, the Board reviewed information regarding the finances of Corridor and Viking. Based on the information provided, the Board concluded that the level of profitability was not unreasonable in light of the services provided.

Economies of scale: The Board discussed the benefits for the Funds as the Adviser could realize economies of scale as each of the Funds grow larger, but the size of the Funds has not reached an asset level to benefit from economies of scale. Discussion regarding Williston Basin/Mid-North America Stock Fund has occurred as it is the largest Fund. The advisory fees are structured appropriately based on the size of the Funds. The Adviser has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Funds could benefit from economies of scale.

Analysis of the rates charged by other investment advisers of similar funds: A comparison of the management fees charged by the Adviser seemed reasonable to the Trustees when compared to similar funds in objective and size. The adviser is voluntarily waiving advisory fees to a certain degree due to the small size of certain Funds.

Expense ratios of the applicable fund as compared to data for comparable funds: (1) a comparison of the net operating expense for the Integrity High Income Fund to other funds of similar objective and size reflected that its net expense ratio of 0.90% for Class I shares, 1.15% for Class A shares, and 1.90% for Class C shares was comparable to other funds of similar objective and size; (2) the net operating expense of 1.00% for Class I shares, 1.25% for Class A shares, and 2.00% for Class C shares for the Integrity Growth & Income Fund is comparable to other funds of similar objective and size; (3) the net operating expense of 0.70% for Class I shares, 0.95% for Class A shares, and 1.70% for Class C shares for the Integrity Dividend Harvest Fund is comparable to other funds of similar objective and size; (4) the net operating expense of 0.96% for class I shares, 1.46% for Class A shares, and 1.96% for Class A for the Williston Basin/Mid-North America Stock Fund is comparable to other funds of similar objective and size.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds: The Board noted that the Adviser and its affiliates do not realize material direct benefits from their relationship with the Fund except for fees earned for services provided. In this regard, the Trustees noted that there were soft dollar arrangements involving the Adviser and Integrity Funds, but there were none involving the Sub-adviser in the Fund it manages.

In voting unanimously to renew the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Viking, the strategic plan involving the Funds, and the potential for increased distribution and growth of the Funds. They determined that, after considering all relevant factors, the adoption of the Advisory Agreements would be in the best interest of each of the Funds.

Sub-Advisory Agreement with JPMIM

In determining whether it was appropriate to renew the Sub-Advisory Agreement between the Investment Adviser and JPMIM with respect to the High Income Fund, the Trustees requested information from JPMIM that they believed to be reasonably necessary to reach their conclusion. The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the renewal of the Sub-Advisory Agreement:

Nature, extent and quality of services: In reviewing the Agreement, the Board considered the nature, quality and extent of services to be provided by JPMIM. In this regard, the Board considered the history and investment experience of JPMIM and reviewed the qualifications, background and responsibilities of its portfolio managers and certain other relevant personnel. The Board recognized that JPMIM has significant expertise in managing high yield corporate bond portfolios and its investment style. The Board also recognized the reputation and resources of JPMIM. In light of the information presented and the considerations made, the Board was satisfied that the nature, quality and extent of services provided to the Fund by JPMIM are satisfactory.

Analysis of the rates charged by other investment advisers of similar funds: The Board considered the sub-advisory fees paid to JPMIM fair and reasonable, in light of the investment sub-advisory services provided, the costs of these services and the comparability of the sub-advisory fees to fees paid by comparable mutual funds.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called “fallout” benefits or indirect profits to the adviser from its relationship to the funds: The Board noted, based on information presented by the Adviser, that the Sub-adviser does realize direct benefits from its relationship with the High Income Fund and does not participate in soft dollar arrangements from securities trading in the Fund.

In voting unanimously to renew the Sub-Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of JPMIM, the strategic plan involving Integrity High Income Fund, and the potential for increased distribution and growth of the Fund. Thus, the Trustees, including a majority of the Independent Trustees, determined that, after considering all relevant factors, the renewal of the Sub-Advisory Agreement would be in the best interest of the Integrity High Income Fund.

BOARD OF TRUSTEES AND OFFICERS (unaudited)

The Board of Trustees (“Board”) of the Funds consists of four Trustees (the “Trustees”). These same individuals, unless otherwise noted, also serve as trustees for the seven series of Viking Mutual Funds. Three Trustees are not “interested persons” (75% of the total) as defined under the 1940 Act (the “Independent Trustees”). The remaining Trustee is “interested” (the “Interested Trustees”) by virtue of his affiliation with Viking Fund Management, LLC and its affiliates.”

For the purposes of this section, the “Fund Complex” consists of the five series of The Integrity Funds and the seven series of Viking Mutual Funds.

Each Trustee serves a Fund until its termination; or until the Trustee’s retirement, resignation, or death; or otherwise as specified in the Funds’ organizational documents. Each Officer serves an annual term. The tables that follow show information for each Trustee and Officer of the Funds.

INDEPENDENT TRUSTEES
Name, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Wade A. Dokken Birth date: March 3, 1960 Began serving: February 2016 Funds overseen: 12 funds

Principal occupation(s): Member, WealthVest Financial Partners (2009 to present); Co-President, WealthVest Marketing (2009 to present), Trustee: Integrity Managed Portfolios (2016 to 2017), The Integrity Funds (2016 to present), and Viking Mutual Funds (2016 to present)

Other Directorships Held: Not Applicable

R. James Maxson Birth date: December 12, 1947 Began serving: August 2009 Funds overseen: 12 funds

Principal occupation(s): Attorney: Maxson Law Office P.C. (2002 to present); Director/Trustee: Integrity Fund of Funds, Inc. (1999 to 2012), Integrity Managed Portfolios (1999 to 2017), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Peoples State Bank of Velva, St. Joseph’s Community Health Foundation and St. Joseph’s Foundation, Minot Community Land Trust

Jerry M. Stai Birth date: March 31, 1952 Began serving: August 2009 Funds overseen: 12 funds

Principal occupation(s): Minot State University (1999 to present); Non-Profit Specialist, Bremer Bank (2006 to 2014); Director/Trustee: Integrity Fund of Funds, Inc. (2006 to 2012), Integrity Managed Portfolios (2006 to 2017), The Integrity Funds (2006 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

The Statement of Additional Information (“SAI”) contains more information about the Funds’ Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

INTERESTED TRUSTEE
Name, Position with Trust, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Robert E. Walstad(1) Chairman Birth date: August 16, 1944 Began serving: August 2009 Funds overseen: 12 funds

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Portfolio Manager (2010 to 2013): Viking Fund Management, LLC; Director and Chairman: Integrity Fund of Funds, Inc. (1994 to 2012); Trustee and Chairman: Integrity Managed Portfolios (1996 to 2017), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

(1) Trustee who is an “interested person” of the Funds as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of being an Officer of the Funds and ownership in Corridor Investors, LLC the parent company of Viking Fund Management, Integrity Fund Services, and Integrity Fund Distributors.

The SAI contains more information about the Funds’ Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

OTHER OFFICERS
Name, Position with Trust, Date of Birth, and Date Service Began	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Shannon D. Radke President Birth date: September 7, 1966 Began serving: August 1999

Principal occupation(s): Governor, CEO, and President (2009 to present): Corridor Investors, LLC; Governor and President (1998 to present) and Senior Portfolio Manager (1999 to present): Viking Fund Management, LLC; Governor and President (2009 to present): Integrity Fund Services, LLC and Integrity Funds Distributor, LLC; President: Integrity Fund of Funds, Inc. (2009 to 2012), Integrity Managed Portfolios (2009 to 2017), The Integrity Funds (2009 to present), and Viking Mutual Funds (1999 to present)

Other Directorships Held: Not Applicable

Peter A. Quist Vice President Birth date: February 23, 1934 Began serving: August 2009

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Attorney (inactive); Vice President (1994 to 2012): Integrity Fund of Funds, Inc.; Vice President: Integrity Managed Portfolios (1996 to 2017); The Integrity Funds (2003 to present); and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

Adam C. Forthun Treasurer Birth date: June 30, 1976 Began serving: August 2009

Principal occupation(s): Fund Accounting Manager (2008 to present) and Chief Operating Officer (2013 to present): Integrity Fund Services, LLC; Treasurer: Integrity Fund of Funds, Inc. (2008 to 2012), Integrity Managed Portfolios (2008 to 2017), The Integrity Funds (2008 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

Brent M. Wheeler Secretary and Mutual Fund Chief Compliance Officer Birth date: October 9, 1970 Began serving: MF CCO: August 2009 Secretary: October 2009

Principal occupation(s): Mutual Fund Chief Compliance Officer: Integrity Fund of Funds, Inc. (2005 to 2012), Integrity Managed Portfolios (2005 to 2017), The Integrity Funds, (2005 to present), and Viking Mutual Funds (2009 to present); Secretary: Integrity Fund of Funds, Inc. (2009 to 2012); Integrity Managed Portfolios (2009 to 2017), The Integrity Funds and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

The SAI contains more information about the Funds’ Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

PRIVACY POLICY

Rev. 11/2017

FACTS	WHAT DOES INTEGRITY VIKING FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number, name, address

•   Account balance, transaction history, account transactions

•   Investment experience, wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Integrity Viking Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Integrity Viking Funds share?	Can you limit this sharing?
For our everyday business purposes- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes- information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-800-601-5593 or go to www.integrityvikingfunds.com

PRIVACY POLICY (continued)

Who we are
Who is providing this notice?	Integrity Viking Funds (a family of investment companies)

What we do
How does Integrity Viking Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We

•   train employees on privacy, information security and protection of client information.

•   limit access to nonpublic personal information to those employees requiring such information in performing their job functions.

How does Integrity Viking Funds collect my personal information?

We collect your personal information, for example, when you:

•   open an account or seek financial or tax advice

•   provide account information or give us your contact information

•   make a wire transfer

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•   sharing for affiliates’ everyday business purposes-information about your creditworthiness

•   affiliates from using your information to market to you

•   sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies

•   The Integrity Funds

•   Viking Mutual Funds

•   Corridor Investors, LLC

•   Viking Fund Management, LLC

•   Integrity Funds Distributor, LLC

•   Integrity Fund Services, LLC

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Integrity Viking Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Integrity Viking Funds doesn’t jointly market.

Integrity Viking Funds includes:

  The Integrity Funds
  Viking Mutual Funds

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios are available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds’ website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval (“EDGAR”) database on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of their second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q and N-CSR(S) are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds’ website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of their prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

Equity Funds

Integrity Dividend Harvest Fund

Integrity Energized Dividend Fund

Integrity Growth & Income Fund

Williston Basin/Mid-North America Stock Fund

Corporate Bond Fund

Integrity High Income Fund

State-Specific Tax-Exempt Bond Funds

Viking Tax-Free Fund for North Dakota

Viking Tax-Free Fund for Montana

Kansas Municipal Fund

Maine Municipal Fund

Nebraska Municipal Fund

New Hampshire Municipal Fund

Oklahoma Municipal Fund

Item 2. CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to the registrant’s principal executive officer and principal financial officer (herein referred to as the “Code”). There were no amendments to the Code during the period covered by this report. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period of this report. The Code is available on the Integrity Viking Funds website at http://www.integrityvikingfunds.com. A copy of the Code is also available, without charge, upon request by calling 800-601-5593. The Code is filed herewith pursuant to Item 12(a)(1) as EX-99.CODE ETH.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Jerry Stai is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Stai is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by Cohen Fund Audit Services, Ltd. (“Cohen”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $64,600 for the year ended December 31, 2017 and $65,850 for the year ended December 30, 2016.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2017 and $0 for the year ended December 30, 2016.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Cohen for tax compliance, tax advice, and tax planning were $12,500 for the year ended December 31, 2017 and $12,500 for the year ended December 30, 2016. Such services included review of excise distribution calculations (if applicable), preparation of the Trust’s federal, state, and excise tax returns, tax services related to mergers, and routine counseling.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item: None.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures

The registrant’s audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

	(2)	Percentage of services referred to in 4(b) through 4(d) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

0% of the services described in paragraphs (b) through (d) of Item 4 were not pre-approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year-end were performed by Cohen’s full-time permanent employees.

(g)	Non-Audit Fees: None.

(h)

Principal Accountant’s Independence: The registrant’s auditor did not provide any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by, or controlled with the registrant’s investment adviser that provides ongoing services to the registrant.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

Item 6. INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees in the last fiscal half-year.

Item 11. CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)	(1)	Code of ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99. CODE ETH.

	(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the 1940 Act (17 CFR 270.30a-2) is filed and attached hereto as EX-99. CERT.

	(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Integrity Funds

By: /s/ Shannon D. Radke
Shannon D. Radke
President

March 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Shannon D. Radke
Shannon D. Radke
President

March 7, 2018

By: /s/ Adam Forthun
Adam Forthun
Treasurer

March 7, 2018